                                                                [LOGO] EXCELSIOR
                                                             INSTITUTIONAL TRUST

Excelsior Institutional Equity Fund
Excelsior Institutional Income Fund
Excelsior Institutional Total Return Bond Fund
Excelsior Institutional Bond Index Fund
Excelsior Institutional Balanced Fund
Excelsior Institutional Equity Growth Fund
Excelsior Institutional International Equity Fund

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                                  For initial purchase and existing account
Excelsior Institutional Trust     information, call (800) 909-1989.
73 Tremont Street                 (From overseas, call (617) 557-1755)
Boston, Massachusetts 02108-3913  For current prices and yield information,
(617) 557-8000                    call (800) 861-3430

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This Prospectus describes seven mutual funds offered to institutional invest-
ors by Excelsior Institutional Trust (the "Trust"), an open-end diversified management investment company. The mutual funds, Excelsior Institutional Eq-uity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Bond Index Fund, Excelsior Institu-tional Balanced Fund, Excelsior Institutional Equity Growth Fund and Excelsior Institutional International Equity Fund (each, a "Fund"; collectively, the "Funds"), are separate series of the Trust.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing to the Trust at its address shown above or by calling (800) 909-1989. The Statement of Additional Informa-tion bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

Each Fund has its own investment objective, as follows:

The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the "Equity Fund") is to provide long-term capital appreciation.

The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the "Income Fund") is to provide as high a level of current interest income as is consis-tent with moderate risk of capital and maintenance of liquidity.

The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the "Total Return Bond Fund") is to maximize the total rate of return consis-tent with moderate risk of capital and maintenance of liquidity.

The investment objective of EXCELSIOR INSTITUTIONAL BOND INDEX FUND (the "Bond Index Fund") is to provide investment results that correspond to the invest-ment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market-weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds and mortgage-backed securities each with maturities greater than one year.

The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, UNITED STATES TRUST COMPANY, ITS PARENT AND AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHER-WISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE BANK INSURANCE FUND, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERN-MENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO INVESTMENT RISK, INCLUD-ING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                      Prospectus dated September 30, 1996

The investment objective of EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND (the "Equity Growth Fund") is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends.

The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securi-ties.

Unlike the Equity Fund, Income Fund, Total Return Bond Fund, Balanced Fund, Equity Growth Fund and International Equity Fund, which directly acquire and manage their own portfolios of securities, the Bond Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Bond Index Portfolio, a series of Federated Investment Portfolios (the "Federated Portfolios"), an open-end management investment company. The Bond Index Portfolio has the same investment objective and policies as the Bond In-dex Fund. The Bond Index Fund invests in the Bond Index Portfolio through a two-tier master/feeder fund structure. See "Special Information Concerning Hub and Spoke(R) Structure Applicable to the Bond Index Fund" at page 28. Because the Bond Index Fund invests through the Bond Index Portfolio, all references in this Prospectus to the Bond Index Fund and the Board of Trustees of the Trust include the Bond Index Portfolio and the Board of Trustees of Federated Portfolios, respectively, except as otherwise noted.

United States Trust Company of New York ("U.S. Trust") is the investment ad-viser for the Equity Fund, Income Fund and Total Return Bond Fund.

United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") is the investment adviser for the Balanced Fund, Equity Growth Fund and Interna-tional Equity Fund. U.S. Trust Pacific has delegated the daily management of the security holdings of these Funds to the investment managers named below, acting as sub-advisers.

Balanced Fund................................. Becker Capital Management, Inc.
Equity Growth Fund............................ Luther King Capital Management
International Equity Fund..................... Harding, Loevner Management, L.P.

Federated Research Corp. is the investment adviser for the Bond Index Portfo-lio, which is the series of Federated Portfolios in which the assets of the Bond Index Fund are invested. Federated Research Corp. has delegated the daily management of the security holdings of the Bond Index Portfolio to U.S. Trust, acting as sub-adviser. U.S. Trust Pacific, U.S. Trust, Federated Research Corp. and the sub-advisers are referred to collectively as the "investment managers".

For more information on the investment advisers and sub-advisers of the Funds, please refer below to the section entitled "Management of the Trust--Invest-ment Managers."

                         EXCELSIOR INSTITUTIONAL TRUST

                              SUMMARY OF EXPENSES

  The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Funds, and the aggregate annual operating expenses for the Funds, as a percentage of average net assets of the Funds, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in each Fund.

  The table illustrates that investors in the Funds incur no shareholder transaction expenses imposed by the Trust, although in connection with pur-chases and redemptions of shares of the Funds, some institutional investors ("Shareholder Organizations") may charge their customers account fees for in-vestment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Customers should contact their Shareholder Organiza-tion directly for further information. Investments in a Fund are subject to the operating expenses set forth below. Expenses of the Funds are discussed below under "Management of the Trust.**

SHAREHOLDER TRANSACTION EXPENSES*
Sales Load Imposed on Purchases............................................ None
Sales Load Imposed on Reinvested Dividends................................. None
Deferred Sales Load........................................................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

                                 EXPENSE TABLE

                                                            TOTAL
                                                           RETURN      BOND
                                        EQUITY  INCOME      BOND       INDEX
                                         FUND    FUND       FUND      FUND***
                                       -------- ------  ------------- -------
ANNUAL OPERATING EXPENSES
Advisory Fees (after fee waivers).....    .36%*   .15%*      .21%*        0%*
12b-1 Fees............................   None    None       None       None
Other Operating Expenses
  Administration Fees.................    .15*    .15*       .15*       .15*,**
  Administrative Servicing Fees.......      0       0          0          0
  Other Expenses (after fee waivers
   and expense reimbursements)........    .19     .20        .14        .15
                                         ----    ----       ----       ----
    Total Other Operating Expenses....    .34     .35        .29        .30
                                         ----    ----       ----       ----
Total Operating Expenses (after fee
 waivers and expense reimbursements)..    .70%    .50%       .50%       .30%
                                         ====    ====       ====       ====
                                                EQUITY  INTERNATIONAL
                                       BALANCED GROWTH     EQUITY
                                         FUND    FUND       FUND
                                       -------- ------  -------------
Advisory Fees (after fee waivers).....    .44%*   .31%*      .39%*
12b-1 Fees............................   None    None       None
Other Operating Expenses
  Administration Fees.................    .15*    .15*       .20*
  Administrative Servicing Fees.......      0       0          0
  Other Expenses (after fee waivers
   and expense reimbursements)........    .11     .24        .31
                                         ----    ----       ----
    Total Other Operating Expenses....    .26     .39        .51
                                         ----    ----       ----
Total Operating Expenses (after fee
 waivers and expense reimbursements)..    .70%    .70%       .90%
                                         ====    ====       ====

Example: Investors would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption of the investment at the end of the following periods:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Equity Fund, Balanced Fund and Equity Growth
 Fund..........................................  $ 7     $22     $39     $ 87
Income Fund and Total Return Bond Fund.........  $ 5     $16     $28     $ 63
Bond Index Fund................................  $ 3     $10     $17     $ 38
International Equity Fund......................  $ 9     $29     $50     $111

-------
  * Each investment adviser and administrator has agreed to waive certain fees, which waivers may be terminated at any time. Until further notice, each investment adviser intends to voluntarily waive fees in an amount equal to the administrative servicing fees. Institutional investors may enter into an asset management services agreement with U.S. Trust Pacific pursuant to which the investor may agree to pay annual fees calculated as a specified percentage of average net assets. In addition, Shareholder Or-ganizations may charge their customers account fees for investment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Accordingly, the examples do not reflect an amount for any such fees paid directly to U.S. Trust Pacific by an institutional investor or to a Shareholder Organization by its customers.
 ** After waiver.
*** The expenses indicated for the Bond Index Fund include the Fund's pro rata share of the aggregate annual operating expenses of the Bond Index Portfo-lio, in which all of the investable assets of the Bond Index Fund are in-vested. The Trustees of the Trust believe that the aggregate per share ex-penses of the Bond Index Fund and the Fund's pro rata share of the ex-penses for the Bond Index Portfolio will be less than or approximately the same as the expenses which the Bond Index Fund would incur if the Trust retained the services of an investment adviser and the assets of the Bond Index Fund were invested directly in the type of securities being held by the Bond Index Portfolio.

  THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table is to assist investors in understanding the various costs and expenses that shareholders of each of the Funds will bear directly or indirectly. The expense table sets forth advi-sory and other expenses payable with respect to shares of the Funds for the fiscal year ended May 31, 1996, as restated to reflect current fees and ex-penses. The expense table and example reflect voluntary undertakings (i) by U.S. Trust, U.S. Trust Pacific, Federated Research Corp. and Federated Serv-ices Company to waive certain of their fees, and (ii) by U.S. Trust to reim-burse the Trust for certain expenses. After giving effect to such waivers and expense reimbursements, the aggregate operating expenses (including amortiza-tion of organizational expenses but exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of each Fund will be as shown above. Without such fee waivers and expense reimbursements, (a) the advisory fees paid would equal (x) 0.65% of the average daily net assets of the Equity, In-come, Total Return Bond, Balanced and Equity Growth Funds; 0.25% of the aver-age daily net assets of the Bond Index Fund; and 1.00% of the average daily net assets of the International Equity Fund; (b) the administration fees with respect to the Bond Index Fund would equal 0.46% of its average daily net as-sets; (c) "Total Other Operating Expenses" would equal the following percent-ages of the average daily net assets of the Funds: Equity Fund, .59%, Income Fund, .60%, Total Return Bond Fund, .54%, Bond Index Fund, .66%, Balanced Fund, .51%, Equity Growth Fund, .64% and International Equity Fund, .76%; and
(d) the aggregate "Total Operating Expenses" would equal the following per-centages of the average daily net assets of each Fund: Equity Fund, 1.24%, In-come Fund, 1.25%, Total Return Bond Fund, 1.19%, Bond Index Fund, 1.53%, Bal-anced Fund, 1.16%, Equity Growth Fund, 1.29% and International Equity Fund, 1.76%. For more information with respect to the expenses of each of the Funds, see "Management of the Trust". Fee waivers and expense reimbursements are ter-minable at any time in the sole discretion of the service providers waiving fees or reimbursing expenses.

                              FINANCIAL HIGHLIGHTS

  The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial state-ments included in the Trust's Annual Report to Shareholders for the year ended May 31, 1996 (the "Financial Statements"). The information contained in the Fi-nancial Highlights for each period has been audited by Ernst & Young LLP, the Trust's independent auditors. The following tables should be read in conjunc-tion with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Share-holders which may be obtained from the Trust without charge by calling the num-ber on the front cover of this Prospectus.

                                                                             TOTAL RETURN BOND
                                 EQUITY FUND             INCOME FUND               FUND            BOND INDEX FUND
                             --------------------    --------------------   --------------------   -----------------
                                      JANUARY 16,             JANUARY 16,            JANUARY 19,            JULY 11,
                              YEAR      1995(A)       YEAR      1995(A)      YEAR      1995(A)      YEAR    1994(A)
                              ENDED       TO          ENDED       TO         ENDED       TO         ENDED      TO
                             MAY 31,    MAY 31,      MAY 31,    MAY 31,     MAY 31,    MAY 31,     MAY 31,  MAY 31,
                              1996       1995         1996       1995        1996       1995        1996      1995
                             -------  -----------    -------  -----------   -------  -----------   -------  --------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $  7.73    $  7.00      $  7.33    $  7.00     $  7.47    $  7.00     $  7.26  $  7.00
                             -------    -------      -------    -------     -------    -------     -------  -------
INVESTMENT OPERATIONS:
 Net investment income.....     0.11       0.05         0.51       0.19        0.48       0.18        0.50     0.46
 Net realized and
  unrealized gain (loss)...     1.20       0.70        (0.27)      0.33       (0.17)      0.47       (0.20)    0.28
                             -------    -------      -------    -------     -------    -------     -------  -------
 TOTAL FROM INVESTMENT
  OPERATIONS...............     1.31       0.75         0.24       0.52        0.31       0.65        0.30     0.74
                             -------    -------      -------    -------     -------    -------     -------  -------
DISTRIBUTIONS:
 From net investment
  income...................    (0.11)     (0.02)       (0.51)     (0.19)      (0.48)     (0.18)      (0.50)   (0.46)
 From net realized gains...      --         --         (0.07)       --        (0.12)       --        (0.10)   (0.02)
                             -------    -------      -------    -------     -------    -------     -------  -------
NET ASSET VALUE, END OF
 PERIOD....................  $  8.93    $  7.73      $  6.99    $  7.33     $  7.18    $  7.47     $  6.96  $  7.26
                             =======    =======      =======    =======     =======    =======     =======  =======
TOTAL RETURN...............    17.04%     10.80%        3.18%      7.51%       4.20%      9.40%       4.12%   11.03%
RATIOS AND SUPPLEMENTAL
 DATA:
Ratios to Average Net
 Assets
 Expenses(c)...............     0.36%      0.12%(b)     0.26%      0.12%(b)    0.32%      0.12%(b)    0.11%    0.12%(b)
 Net Investment Income(c)..     1.32%      2.44%(b)     6.99%      7.17%(b)    6.47%      7.09%(b)    6.91%    7.33%(b)
Portfolio Turnover Rate(d)..     113%        34%          67%        34%        127%        84%         43%      67%
Net Assets at end of Period
 (000's omitted)...........  $23,495    $15,409      $24,001    $33,230     $65,017    $24,913     $15,005  $15,565
-------
(a)Commencement of operations
(b)Annualized
(c) Reflects the Fund's proportionate share of the expenses of the corresponding portfolio of the St.
    James Portfolios (the "Portfolio Series") in which the Fund had invested its investable assets prior to December 18, 1995 (January 2, 1996 in the case of the Bond Index Fund) as well as voluntary fee waivers and reimbursements by agents of the Portfolio Series and a voluntary fee waiver and an expense reimbursement by the investment adviser. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets would have been as follows:
   Expenses................     1.49%      2.67%(b)     1.35%      1.65%(b)    1.33%      1.93%(b)    0.58%    1.23%(b)
   Net Investment
    Income(Loss)...........     0.19%     (0.12)%(b)    5.90%      5.65%(b)    5.46%      5.28%(b)    6.44%    6.22%(b)
(d) Excludes in-kind transfers of securities (see notes to Financial Statements incorporated by reference into the Statement of Additional Information).

                                                                             INTERNATIONAL EQUITY
                              BALANCED FUND         EQUITY GROWTH FUND               FUND
                            ------------------     ---------------------    ----------------------
                                        JULY
                                         11,
                                       1994(A)                 JULY 11,                JANUARY 24,
                            YEAR ENDED   TO        YEAR ENDED  1994(A)      YEAR ENDED 1995(A) TO
                             MAY 31,   MAY 31,      MAY 31,   TO MAY 31,     MAY 31,     MAY 31,
                               1996     1995          1996       1995          1996       1995
                            ---------- -------     ---------- ----------    ---------- -----------
NET ASSET VALUE, BEGINNING
 OF PERIOD................   $  7.70   $  7.00      $  7.87    $  7.00       $  7.88     $ 7.00
                             -------   -------      -------    -------       -------     ------
INVESTMENT OPERATIONS:
 Net investment income....      0.34      0.35         0.13       0.08          0.09       0.08
 Net realized and
  unrealized gain (loss)..      0.78      0.64         1.39       0.85          1.20       0.80
                             -------   -------      -------    -------       -------     ------
  TOTAL FROM INVESTMENT
   OPERATIONS.............      1.12      0.99         1.52       0.93          1.29       0.88
                             -------   -------      -------    -------       -------     ------
DISTRIBUTIONS:
 From net investment
  income..................     (0.36)    (0.26)       (0.13)     (0.06)        (0.12)       --
 From net realized gains..     (0.20)    (0.03)       (0.60)       --          (0.06)       --
                             -------   -------      -------    -------       -------     ------
NET ASSET VALUE, END OF
 PERIOD...................   $  8.26   $  7.70      $  8.66    $  7.87       $  8.99     $ 7.88
                             =======   =======      =======    =======       =======     ======
TOTAL RETURN..............     15.07%    14.59%       20.01%     13.38%        16.58%     12.57%
RATIOS AND SUPPLEMENTAL
 DATA:
Ratios to Average Net
 Assets
 Expenses(c)..............      0.38%     0.12%(b)     0.28%      0.12%(b)      0.60%      0.25%(b)
 Net Investment Income(c).      4.34%     5.55%(b)     1.64%      1.27%(b)      1.71%      3.47%(b)
Portfolio Turnover
 Rate(d)..................        56%       57%         103%       122%           19%         8%
Net Assets at end of
 Period (000's omitted)...   $95,638   $74,478      $31,085    $52,347       $24,522     $8,804
-------
(a) Commencement of
    operations
(b)Annualized
(c) Reflects the Fund's proportionate share of the expenses of the corresponding portfolio of the St.
    James Portfolios (the "Portfolio Series") in which the Fund had invested its investable assets prior to December 18, 1995 as well as voluntary fee waivers and reimbursements by agents of the Portfolio
    Series and a voluntary fee waiver and an expense reimbursement by the investment adviser. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets would have been as follows:
  Expenses................      1.21%     1.32%(b)     1.28%      1.36%(b)      2.05%      3.32%(b)
  Net Investment Income
  (Loss)..................      3.51%     4.35%(b)     0.64%      0.03%(b)      0.26%      0.40%(b)
(d) Excludes in-kind transfers of securities (see notes to financial statements incorporated by reference into the Statement of Additional Information).

                       INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

 Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Funds established as separate series of the Trust, on April 27, 1994. Shares of the Funds are continuously sold to institu-tional investors.

 Unless otherwise stated, each of the investment objectives, policies and strategies discussed herein and in the Statement of Additional Information are deemed "non-fundamental", i.e., the approval of a Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. Likewise, the approval of the investors in the Bond Index Port-folio is not required to change the Bond Index Portfolio's investment objective or any of the Bond Index Portfolio's investment policies and strategies. Any changes in a Fund's (or the Bond Index Portfolio's) investment objective, poli-cies or strategies could result in such Fund having investment objectives, pol-icies and strategies different from those applicable at the time of a share-holder's investment in such Fund.

INVESTMENT OBJECTIVES

 The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the "Equity Fund") is to provide long-term capital appreciation. The Trust seeks to achieve this investment objective by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securi-ties.

 The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the "Income Fund") is to provide as high a level of current interest income as is consis-tent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve this investment objective by investing principally in a broad range of investment-grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments.

 The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the "Total Return Bond Fund") is to maximize the total rate of return consis-tent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve this investment objective by investing principally in a broad range of investment grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments. In selecting investment opportunities, the Total Return Bond Fund will balance yield, aver-age maturity and risk in seeking to provide maximum preservation of purchase power.

 The investment objective of EXCELSIOR INSTITUTIONAL BOND INDEX FUND (the "Bond Index Fund") is to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market-weighted index of U.S. investment grade fixed income securities which encompasses U.S. Treasury and agency securities, corporate in-vestment grade bonds and mortgage-backed securities, each with maturities greater than one year. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Bond Index Fund in the Bond Index Portfolio, a series of Federated Investment Portfolios ("Federated Portfolios"), a diversified open-end management investment company that has the same investment objective, policies and limitations as the Bond Index Fund. The Bond Index Portfolio seeks to achieve its investment objective by replicating the yield and total return of the Aggregate Bond Index through a statistically selected sample of debt instruments.

 The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities. The Trust seeks to achieve this investment objective by investing in equity and fixed income securities as described more fully below.

 The investment objective of EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND (the "Equity Growth Fund") is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends. The Trust seeks to achieve this investment objective by investing primarily in the common stocks of me-dium and large capitalization companies which, in the opinion of the Fund's sub-adviser, will present an opportunity for significant increases in earnings and/or value, without consideration of current income.

 The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securi-ties. The Trust seeks to achieve this investment objective by investing pri-marily in foreign equity securities of issuers that the sub-adviser believes to have strong balance sheets, sustainable internal growth, superior financial results, capable and forthright management and enduring competitive advan-tages.

 The following is a discussion of the various investment policies and strate-gies employed by each Fund. Additional information about the investment poli-cies and strategies of each Fund appears in the Statement of Additional Infor-mation. There can be no assurance that the investment objective of any Fund will be achieved. Because the Bond Index Fund invests through the Bond Index Portfolio and has the same investment policies and strategies as the Bond In-dex Portfolio, all references to the Bond Index Fund include the Bond Index Portfolio, except as otherwise noted.

U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

 U.S. Trust, the adviser for the Equity, Income and Total Return Bond Funds, and the sub-adviser for the Bond Index Portfolio, offers a variety of special-ized fiduciary and financial services to high net worth individuals, institu-tions and corporations. As one of the largest institutions of its type, U.S. Trust prides itself in offering an attentive and high level of service to each of its clients.


EQUITY FUND

 Investment Philosophy. In managing investments for the Equity Fund, U.S. Trust follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's approach begins with the conviction that all worth-while investments are grounded in value. U.S. Trust believes that an investor can identify fundamental values that eventually should be reflected in market prices. U.S. Trust believes that over time a disciplined search for fundamen-tal value will achieve better results than attempting to take advantage of short-term price movements.

 Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, U.S. Trust in managing investments for the Equity Fund is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

 Strategies. In order to translate its investment philosophy into more spe-cific guidance for selection of investments, U.S. Trust uses three specific strategies. These strategies, while identified separately, may overlap so that more than one may be applied in an investment decision.

 U.S. Trust's "problem/opportunity strategy" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from com-plex problems such as the changing demographics and aging of the U.S. popula-tion or the need to enhance industrial productivity. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets chang-ing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying "early life cycle" companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller companies, but early life cycle companies may also include larger established companies with new prod-ucts or new markets for existing products. U.S. Trust believes that over time the value of such companies should be recognized in the market.

 Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. These themes include the aging of America, the restructuring of business and industry, the conver-gence of the communication and entertainment industries, the demand for envi-ronmentally-related products and services, the continued need for businesses to become global competitors, investment in the long-term supply of energy and the continued need to enhance productivity. U.S. Trust believes these longer-term themes represent strong and inexorable trends. U.S. Trust also believes that understanding the instigation, catalysts and effects of these longer-term trends should help to identify companies that are beneficiaries of these trends.


INCOME FUND AND TOTAL RETURN BOND FUND

 Investment Philosophy. U.S. Trust believes that, in general, investors in fixed income securities are best served in the long term by seeking to maxi-mize total return. However, some investors need to balance preservation of purchase power against the need for current income.

 As a result, the Trust is offering both objectives to investors. In the Total Return Bond Fund, U.S. Trust will employ a total return strategy that balances yield, average maturity and risk in seeking to provide maximum preservation of purchase power. The Income Fund will seek to provide investors with maximum current income commensurate with the credit quality of the Fund and moderate risk of capital.

BOND INDEX FUND

 Investment Philosophy. The Bond Index Fund is not managed pursuant to tradi-tional methods of active investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Bond Index Fund, utilizing a passive or in-dexing investment approach, will attempt to duplicate the investment perfor-mance of the Aggregate Bond Index.

 The Bond Index Fund seeks to duplicate the investment performance of the Ag-gregate Bond Index through statistical sampling procedures, that is, the Fund will invest in a selected group--not the entire universe--of securities in the Aggregate Bond Index. This group of securities, when taken together, is ex-pected to perform similarly to the Aggregate Bond Index as a whole. This sam-pling technique is expected to enable the Bond Index Fund to track the price movements and performance of the Aggregate Bond Index, while minimizing bro-kerage, custodial and accounting costs.

 The Trust expects that there will be a close correlation between the Bond In-dex Fund's performance and that of the Aggregate Bond Index in both rising and falling markets. The Bond Index Fund will attempt to maximize the correlation between its performance and that of the Aggregate Bond Index. The investment managers seek a correlation of 0.95 or better. In the event that a correlation of 0.95 or better is not achieved, the Board of Trustees of the Trust will re-view methods for increasing such correlation with the investment managers, such as through adjustments in securities holdings of the Bond Index Fund. A correlation of 1.0 would indicate a perfect correlation, which would be achieved when the Bond Index Fund's net asset value, including the value of its dividend and capital gains distribu-tions, increases or decreases in exact proportion to changes in the Aggregate Bond Index. The investment managers monitor the correlation between the perfor-mance of the Bond Index Fund and the Aggregate Bond Index on a regular basis. Factors such as the size of the Bond Index Fund's securities holdings, transac-tion costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Bond Index Fund, and changes in the securities markets and the Aggregate Bond Index itself, are ex-pected to account for any differences between the Bond Index Fund's performance and that of the Aggregate Bond Index.


INVESTMENT POLICIES

 EQUITY FUND seeks to provide long-term capital appreciation by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securities. U.S. Trust uses the investment phi-losophy, strategies and themes discussed above to identify such investment val-ues and to diversify the Fund's investments over a variety of industries and types of companies.

 Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Normally, not more than 35% of the Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See "Additional Investment Strategies and Techniques; Risk Factors" below. The Fund may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repur-chase agreements collateralized by the foregoing obligations, if deemed appro-priate by U.S. Trust for temporary defensive purposes. For a description of these securities, see "Bond Index Fund--U.S. Government and Agency Securities" and "Additional Investment Strategies and Techniques; Risk Factors--Short Term Instruments" below, and the Statement of Additional Information.

 In managing the Fund, U.S. Trust seeks to purchase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

 Equity Fund holdings will include common stocks of companies having capital-izations of varying amounts, and the Fund may invest a portion of its assets in the securities of high growth, small companies where U.S. Trust expects earn-ings and the price of the securities to grow at an above-average rate, such as small capitalization issuers. The equity securities of small capitalization is-suers have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large capitalization issuers. As a result, there may be a greater fluctuation in the net asset value of the Equity Fund, and the Fund may be required, in order to meet withdrawals by investors or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

 The Equity Fund may invest in the securities of foreign issuers directly, or indirectly through sponsored and unsponsored American Depository Receipts. See "Additional Investment Strategies and Techniques; Risk Factors" below for fur-ther information on foreign investments.

 Because of the risks associated with common stock investments, the Equity Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. In-vestors should not consider the Equity Fund a complete investment program.

 INCOME FUND seeks as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. The Income Fund will implement this ob-jective through a strategy of monitoring and adjusting as necessary the aver-age maturity of its holdings in an attempt to maximize current income consis-tent with what U.S. Trust believes to be prudent risk of capital. The Fund in-vests principally in a broad range of investment-grade income securities, in-cluding bonds, notes, debentures and preferred stock, as well as money market instruments. See "Income and Total Return Bond Funds" below for a description of these securities and a discussion of certain investment policies of the In-come Fund.

 TOTAL RETURN BOND FUND seeks to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. In selecting in-vestment opportunities, the Total Return Bond Fund will balance yield, average maturity and risk in seeking to provide maximum preservation of purchase pow-er. The Total Return Bond Fund invests principally in a broad range of invest-ment-grade income securities, including bonds, notes, debentures and preferred stock, as well as money market instruments.

 INCOME AND TOTAL RETURN BOND FUNDS. The Income and Total Return Bond Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaran-teed by the U.S. Government and its agencies or instrumentalities. The Income and Total Return Bond Funds are also permitted to enter into repurchase agree-ments, and may from time to time invest in debt obligations exempt from Fed-eral income tax and issued by or on behalf of the states, territories or pos-sessions of the United States, the District of Columbia, and their authori-ties, agencies, instrumentalities and political subdivisions ("Municipal Bonds").

 The purchase of Municipal Bonds may be advantageous when, as a result of pre-vailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. The two principal classifications of Municipal Bonds which may be held by the Income and Total Return Bond Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activ-ity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

 The Income and Total Return Bond Funds may also purchase "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt serv-ice obligations from current revenues, it may draw on a reserve fund, the res-toration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. Subject to the quality and di-versification requirements specified below, there is no limitation on the amount of moral obligation securities that may be held by the Income and Total Return Bond Funds. U.S. Trust will consider investments in Municipal Bonds for the Income and Total Return Bond Funds when U.S. Trust believes that the total return on such securities is attractive relative to that of taxable securi-ties.

 Under normal market conditions, as a non-fundamental investment policy, at least 65% of the Income and Total Return Bond Funds' respective total assets will be invested in investment-grade bonds. For the purposes of this policy, "investment-grade bonds" are bonds and other debt instruments that are rated within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P")/1// (or are unrated obligations considered to be of investment grade by U.S. Trust) and
-------
1/ "Standard & Poor's(R)," "S&P(R)" and "Standard & Poor's 500" are trademarks of Standard & Poor's Corporation.

U.S. Government obligations and money market instruments of the types listed at "Bond Index Fund--U.S. Government and Agency Securities", "Bond Index Fund-- Mortgage Pass-Throughs and Collateralized Mortgage Obligations" and "Additional Investment Strategies and Techniques; Risk Factors--Short Term Instruments" be-low. The Income Fund may invest up to 35% of its total assets, and the Total Return Bond Fund may invest up to 5% of its total assets, in bonds rated below investment grade. See "Additional Investment Strategies and Techniques; Risk Factors--Investments Below Investment Grade." When, in the opinion of a Fund, a defensive investment posture is warranted, each of these Funds may invest tem-porarily and without limitation in high quality, short-term money market in-struments.

 Unrated securities will be considered to be investment grade if deemed to be comparable in quality to instruments so rated, as determined by U.S. Trust un-der the supervision of the Board of Trustees of the Trust. With respect to se-curities rated Baa by Moody's or BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these rankings may have speculative characteristics, and changes in economic condi-tions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

 The Income and Total Return Bond Funds may invest up to 25% of their respec-tive total assets in (a) preferred stocks, and (b) U.S. dollar-denominated debt obligations of (i) foreign issuers, including foreign corporations and foreign governments, and (ii) U.S. companies issued outside the United States. See "Ad-ditional Investment Strategies and Techniques; Risk Factors" below for further information on these investments. The Income and Total Return Bond Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

 Each of the Income and Total Return Bond Funds is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of potential share price fluctuations, these Funds may be inappropriate for investors who have short-term objectives. Investors should not consider the Funds a complete in-vestment program.

 BOND INDEX FUND invests at least 80% of its assets in a portfolio of securi-ties consisting of a representative selection of debt instruments included in the Aggregate Bond Index. The Fund intends to remain fully invested, to the ex-tent practicable, in a pool of securities that match the yield and total return of the Aggregate Bond Index.

 LEHMAN BROTHERS AGGREGATE BOND INDEX. The Aggregate Bond Index is a broad mar-ket-weighted index which encompasses three major classes of United States in-vestment grade fixed income securities with maturities greater than one year:
U.S. Treasury and agency securities, corporate bonds and mortgage-backed secu-rities. The Aggregate Bond Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The securities included in the Aggregate Bond Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least $100 million, and in-vestment grade quality, rated a minimum of Baa by Moody's or BBB by S&P.

 The Aggregate Bond Index is composed of the following kinds of securities: public obligations of the U.S. Government; publicly issued debt of U.S. Govern-ment agencies and quasi-federal corporations; corporate debt guaranteed by the U.S. Government; fixed rate nonconvertible dollar-denominated corporate debt; 15-year and 30-year fixed rate securities backed by mortgage pools of the Gov-ernment National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA); and asset-backed pass-through securities representing pools of credit card receiv-ables and auto or home equity loans.

 As of June 30, 1996, the following classes of fixed income securities represented the stated proportions of the total market value of the Aggregate Bond Index:

U.S. Treasury and government agency securities........................... 51.68%
Corporate bonds.......................................................... 17.45%
Mortgage-backed and asset-backed securities.............................. 30.87%

 The Fund has a policy of weighting its portfolio so as to approximate the relative composition of the securities contained in the Aggregate Bond Index under normal circumstances. Therefore, for each of the three classes of debt instruments listed above, the variation in weighting between the assets held by the Fund and the assets in the Aggregate Bond Index is not expected to be greater than plus or minus 5%. These weightings will be monitored at the time that securities are purchased by the Fund. The prices of fixed income securi-ties fluctuate inversely to the direction of interest rates.

 U.S. GOVERNMENT AND AGENCY SECURITIES. The Bond Index Fund may invest in U.S. Government securities and securities issued or guaranteed by agencies or in-strumentalities of the U.S. Government. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury se-curities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds gener-ally have initial maturities of greater than ten years. Some obligations is-sued or guaranteed by U.S. Government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the FNMA are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumental-ity; other securities, such as those issued by the Student Loan Marketing As-sociation, are supported only by the credit of the agency or instrumen-tality. While the U.S. Government provides financial support to such U.S. Gov-ernment-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Bond Index Fund and its net asset value and yield, are not guaranteed by the U.S. Govern-ment or any federal agency or instrumentality. For additional information on U.S. Government securities, see the Statement of Additional Information.

 CORPORATE BONDS. The Bond Index Fund may purchase debt securities of United States corporations only if they are deemed investment grade, that is, they carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers of the Fund to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative charac-teristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund intends to dispose in an orderly manner of any security which is downgraded below investment grade sub-sequent to its purchase. See the Appendix to the Statement of Additional In-formation for a more detailed explanation of these ratings.

 Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring the Bond Index Fund to invest the proceeds at generally lower interest rates. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specific price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Bond Index Fund, the result would be that bonds with high interest rates are called and must be replaced with lower-yielding instruments. In these circumstances, the income of the Bond Index Fund would decline.

 MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond In-dex Fund may pur-chase investment grade mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet the Bond Index Fund's selection criteria and are investment grade or of comparable quality (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as GNMA, FNMA and FHLMC. Other mortgage pass-throughs consist of whole loans orig-inated and issued by private limited purpose corporations or conduits. Collat-eralized mortgage obligation bonds are obligations of special purpose corpora-tions that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

 As a result of its investments in Mortgage Securities, the mortgage-backed se-curities in the Bond Index Fund may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During peri-ods of declining interest rates, the principal invested in mortgage-backed se-curities with high interest rates may be repaid earlier than scheduled, and the Bond Index Fund will be forced to reinvest the unanticipated payments at gener-ally lower interest rates. When interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Bond Index Fund de-rives from mortgage-backed securities is reduced. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.

 Because the Bond Index Fund will seek to represent all major sectors of the investment grade fixed income securities market, the Bond Index Fund may be a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The Bond Index Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of po-tential share price fluctuations, the Fund may be inappropriate for investors who have short-term objectives or who require stability of principal. Investors should not consider the Fund a complete investment program.

 BALANCED FUND seeks to provide a high total return from a diversified portfo-lio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks to pro-vide a total return that approaches that of the universe of equity securities of large U.S. companies and that exceeds the return typical of a portfolio of fixed income securities. The Fund attempts to achieve this return by investing in equity and fixed income instruments, as described below.

 The Balanced Fund is designed for investors who wish to invest for long term objectives. The Balanced Fund may be appropriate for investors who seek to at-tain appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Balanced Fund may also be an attractive option for in-vestors who want professional investment managers to decide how their invest-ments should be allocated between equity and fixed income securities. Investors should not consider the Balanced Fund a complete investment program.

 The relative emphasis placed upon each asset class will vary based upon the sub-adviser's assessment of their current attractiveness on a risk-adjusted basis. The precise allocation will depend upon numerous factors, including the Fund investment managers' evaluation of the economy and financial markets as well as government fiscal and monetary policies. Normally, the commitment to stocks will range between 35% and 65% of portfolio assets. Similarly, the bond allocation will usually fall between 35% and 65% of portfolio assets. However, at least 25% of the total assets of the Fund is always invested in fixed income senior securities including debt securities and preferred stock. The sub-ad-viser may allocate the Fund's investments between these asset classes in a man-ner it believes consistent with the Fund's investment objective and current market conditions. Stocks may be over-weighted over the long term relative to bonds given that histori-cally equity securities have provided superior returns. Within a shorter time horizon, however, if stocks and bonds appear equally attractive, fixed income securities may be favored given their greater certainty of return and lower volatility.

 The sub-adviser intends to manage the Fund actively in pursuit of its invest-ment objective. While the Fund has a long-term investment perspective, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Fund engages in short-term trading, it may incur increased transaction costs. See "Tax Matters" below.

 EQUITY INVESTMENTS. For the equity portion of the Balanced Fund, the sub-ad-viser seeks to achieve a high total return through fundamental analysis, sys-tematic stock valuation and disciplined portfolio construction. The Fund's eq-uity investments will be primarily the common stock of large- and medium-sized U.S. companies with market capitalizations above $1.5 billion, including common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Fund's equity investments may also include preferred stock, warrants and similar rights. The Fund may also invest in the equity securities of small companies and of foreign issuers. The small company holdings of the Fund are primarily companies included in the Russell 2500 In-dex. The Russell 2500 Index consists of the smallest 2,500 companies from the Russell 3000 Index. The Fund's equity securities may or may not pay dividends and may or may not carry voting rights. For a discussion of the risks of in-vestments in small companies, see "Equity Fund" above.

 FIXED INCOME INVESTMENTS. For the fixed income portion of the Fund, the sub-adviser seeks to provide a high total return by actively managing the duration of the Fund's fixed income securities, the allocation of securities across mar-ket sectors and the selection of securities within sectors. Based on fundamen-tal, economic and capital markets research, the sub-adviser adjusts the dura-tion of the Fund's fixed income investments in light of market conditions. The sub-adviser also actively allocates the Fund's fixed income investments among the broad sectors of the fixed income market.

 Duration is a measure of the weighted average time until receipt of the pay-ments expected to be generated by the fixed income securities held in the Fund, and can be used as a measure of the sensitivity of the Fund's market value to changes in interest rates. For example, and for illustrative purposes only, a hypothetical fund with a duration of 10 years will decrease 10% in value as a result of a 1% increase in interest rates. Under normal market conditions, the duration of the fixed income portion of the Fund will range between 80% and 120% of the Lehman Brothers Government/ Corporate Bond Index, which as of June 30, 1996, was approximately 4.76 years. The maturities of the individual fixed income securities in the Fund may vary widely, however.

 The Fund may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative character-istics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund intends to dispose in an or-derly manner of any security which is downgraded below investment grade subse-quent to its purchase. See the Appendix to the Statement of Additional Informa-tion for a more detailed explanation of these ratings.

 The Fund may invest in a broad range of debt securities of domestic and for-eign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized se-curities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the col-lateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certif-icates. In the event of any such prepayment the Fund will be required to rein-vest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securi-ties which do not pay interest is more volatile than that of interest-bearing debt securities with the same maturity. For more information on mortgage secu-rities and associated risks, see "Bond Index Fund--Mortgage Pass-Throughs and Collateralized Mortgage Obligations" above.

 The Fund may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. For a de-scription of these securities, see "Bond Index Fund--U.S. Government and Agency Securities" above and the Statement of Additional Information. The Fund may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Fund will invest only in municipal obligations that have been issued on a taxable basis or have an attractive total return potential excluding tax considerations. In addition, the Fund may invest in debt securities of foreign governments and governmental entities denominated, in all cases, in U.S. dollars. See "Addi-tional Investment Strategies and Techniques; Risk Factors" below for further information on foreign investments.

 EQUITY GROWTH FUND seeks to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends. The Equity Growth Fund seeks to achieve this investment objective by investing primarily in the common stocks of medium and large capitalization U.S. companies (i.e., companies with stock market capitalizations of more than $1 billion) which, in the opinion of the sub-adviser, will present an opportunity for significant increases in earn-ings and/or value. Current dividend income is incidental to the Equity Growth Fund's investment objective of increasing the value of a shareholder's invest-ment. Investments will be selected based on their potential for above-average growth in earnings and dividends, with no consideration given to current in-come.

 Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks. The remainder of the Fund's assets will be invested in other types of securities including convertible and nonconvertible bonds, war-rants and short-term obligations, preferred stocks, debt securities, and repur-chase agreements collateralized by these securities. The Fund may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securi-ties with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weak-ened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund intends to dispose in an orderly manner of any se-curity which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for an explanation of these ratings. The Fund may invest without limitation in high quality money market instruments if deemed appropriate by the sub-adviser for temporary de-fensive purposes. See "Additional Investment Strategies and Techniques; Risk Factors--Short-Term Instruments" below. While the Fund may invest in foreign securities, it currently has no intention of purchasing foreign securities other than American Depository Receipts. See "Investment Strategies and Tech-niques; Risk Factors--Foreign In-vestments" below and "Foreign Securities--Equity Funds" in the Statement of Additional Information. The Fund may vary the percentage of assets invested in any one type of security in accordance with the sub- adviser's interpretation of economic and market conditions, fiscal and monetary policy and underlying security values.

 The sub-adviser intends to manage the Fund actively in pursuit of its invest-ment objective. While the Fund has a long-term investment perspective, it may take advantage of any short-term trading opportunities that are consistent with its objective. To the extent the Fund engages in short-term trading, it may incur increased transaction costs. See "Tax Matters" below.

 The Equity Growth Fund may be appropriate for a variety of investment pro-grams. While the Fund is not a substitute for an investment portfolio tailored to an investor's particular investment needs and ability to tolerate risk, it may be used to supplement and diversify such an investment portfolio. Securi-ties which offer above-average potential for growth in earnings and dividends may also involve greater volatility of market value. Investors should not con-sider the Fund a complete investment program.

 INTERNATIONAL EQUITY FUND seeks long-term capital appreciation through in-vestment in a diversified portfolio of marketable foreign securities. The Fund ordinarily will invest primarily in foreign equity securities of issuers that the sub-adviser believes to have strong balance sheets, sustainable internal growth, superior financial returns, capable and forthright management and en-during competitive advantages.

 When evaluating foreign securities, the sub-adviser will seek to identify su-perior companies with excellent long-term growth prospects and to select from among them those whose shares appear to offer attractive absolute returns. The sub-adviser's investment criteria therefore include both growth and value con-siderations. Growth stocks are those that the sub-adviser believes have the potential for above-average growth in earnings. Value stocks are those that the investment sub-adviser believes are undervalued by the market based on the investment managers' assessment of the companies' current value and future earnings prospects.

 In determining investment strategy and allocating investments, the sub-ad-viser will continuously analyze a broad range of international equity securi-ties. Country and sector portfolio weightings are expected to reflect the re-sults of a "bottom up" stock selection process, rather than the results of any "top down" country or sector allocation process. The Fund generally will sell securities if the sub-adviser believes that such securities have become sub-stantially overvalued relative to alternative investments or if the sub-ad-viser believes that there is an unfavorable change in the issuer's long-term business forecast.

 The Fund's investments generally will be diversified among geographic regions and countries. While there are no prescribed limits on geographic distribu-tions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. The sub-adviser expects that the Fund's assets ordinarily will be invested in securities of issuers located in the Pacific Basin (e.g., Japan, Hong Kong, Singapore, Malaysia), Europe, Australia, Latin America and South Africa. The Fund also may invest, from time to time, in other regions, seeking to capital-ize on investment opportunities emerging in other parts of the world. In pur-chasing foreign equity securities, the Fund will look generally to large and small companies in mature foreign markets as well as well-established compa-nies in emerging markets. Under unusual economic and market conditions, the Fund may restrict the securities markets in which its assets are invested.

 Under normal market and economic conditions, at least 75% of the Fund's as-sets will be invested in foreign equity securities. For cash management pur-poses, the Fund may invest up to 25% of its assets on a continuous basis in cash or short term instruments such as commercial paper, bank obligations, U.S. Government and agency securities maturing within one year, notes and other debt securities of various maturities, and re-purchase agreements collateralized by these securities. The Fund also may in-vest without limitation in any combination of high quality domestic or foreign money market instruments if deemed appropriate by the sub-adviser for tempo-rary defensive purposes in response to unusual market and economic conditions. See "Additional Investment Strategies and Techniques; Risk Factors--Short-Term Instruments" below. To the extent described below under "Additional Investment Strategies and Techniques; Risk Factors," the Fund also may purchase shares of other investment companies and may engage in other investment practices, in-cluding repurchase agreements, securities lending, forward currency contracts and futures contracts and options.

 Foreign equity securities purchased by the Fund may include common stock, preferred stock, securities convertible into common or preferred stock and warrants issued by companies domiciled outside of the United States ("foreign issuers") and shares of U.S.-registered investment companies that invest pri-marily in foreign securities. The Fund may purchase when-issued securities otherwise eligible for purchase by the Fund and may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American De-pository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities of foreign issuers.

 Convertible debt securities purchased by the Fund will be rated investment grade by Moody's or S&P if such a rating is available. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated in-vestment grade by the investment managers under the supervision of the Board of Trustees of the Trust. With respect to securities rated Baa by Moody's or BBB by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have spec-ulative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds.

 The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most Fund transactions will be effected in the pri-mary trading market for the given security. The Fund also may invest up to 5% of its total assets in gold bullion. Investments in gold will not produce div-idends or interest income, and the Fund can look only to price appreciation for a return on such investments.

 The relative performance of foreign currencies is an important element in the Fund's performance. Although the sub-adviser does not expect to hedge foreign currency exposure on a routine basis, it may do so when it has a strong view on the prospects for a particular currency. Certain currency hedging tech-niques that may be employed by the sub-adviser are described below in "Addi-tional Investment Strategies and Techniques; Risk Factors--Foreign Currency Exchange Transactions." Although such techniques may reduce the risk of loss to the Fund from adverse movements in foreign exchange rates, they also may limit possible gains from favorable movements in such rates.

 The Fund is designed for investors who desire to achieve international diver-sification of their investments by participating in foreign securities mar-kets. Because international investments generally involve risks in addition to those associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification and not a com-plete investment program. Before investing in the Fund, investors should be familiar with the risks associated with foreign investments. These risks are discussed below under "Additional Investment Strategies and Techniques; Risk Factors."

ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

 The Funds may utilize the investment strategies and techniques described be-low.

 SAMPLING AND TRADING IN THE BOND INDEX FUND. The Bond Index Fund does not ex-pect to hold all of the individual issues which comprise the Aggregate Bond Index because of the large number of securities involved. Instead, the Fund will hold a representative sample of securities, selecting one or two issues to represent entire classes or types of securities in the Index. U.S. Trust expects this sampling technique to be an effective means of substantially duplicating the income and capital returns provided by the Index.

 To reduce transaction costs, the Bond Index Fund's securities holdings will not be automatically traded or re-balanced to reflect changes in the Aggregate Bond Index. The Fund will seek to buy round lots of securities and may trade large blocks of securities. These policies may cause a particular security to be over- or under-represented in the Fund relative to its Aggregate Bond Index weighting or result in its continued ownership by the Fund after its deletion from the Aggregate Bond Index, thereby reducing the correlation between the Fund and the Aggregate Bond Index. The Fund is not required to buy or sell se-curities solely because the percentage of their assets invested in Aggregate Bond Index securities changes when their market values increase or decrease. In addition, in order to more closely correlate the return of the Fund to the Ag-gregate Bond Index, the Fund may omit or remove Index securities from its port-folio and substitute other Index securities if the investment managers believe the removed security to be insufficiently liquid or believe the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The investment managers of the Fund seek a correlation of 0.95 or better between the performance of the Fund and that of the Aggregate Bond In-dex. See "U.S. Trust's Investment Philosophy and Strategies--Bond Index Fund" above.

 CONVERTIBLE SECURITIES. Each of the Funds other than the Bond Index Fund may invest in investment grade convertible securities of domestic and foreign is-suers. See "Balanced Fund--Fixed Income Investments" for an explanation of in-vestment grade ratings of debt securities, including convertible securities. The convertible securities in which the Funds may invest include any debt secu-rities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward com-mitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the fu-ture, beyond the normal settlement date, at a stated price and yield. Securi-ties purchased on a forward commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commit-ment is made, but delivery and payment for the securities take place at a later date. Accordingly, the Funds may pay more or less than the market value of the securities on the settlement date. When-issued securities and forward commit-ments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiv-ing or delivering the securities, as the case may be. However, the Funds may dispose of a commitment prior to settlement if the investment managers deem it appropriate to do so. In addition, the Funds may enter into transactions to sell such purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments. At the time a Fund enters into a transaction on a when-is-sued or forward commitment basis, a segregated account consisting of liquid as-sets equal to the value of the when-issued or forward commitment securities will be established and maintained. There is a risk that the securities may not be delivered and that the relevant Fund may incur a loss.

 In addition, the Income and the Total Return Bond Funds may acquire "stand-by commitments" with respect to Municipal Bonds held by them. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Bonds at a specified price. The Funds will acquire stand-by commitments solely to facilitate Fund liquidity and do not intend to exercise their rights there-under for speculative purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value.

 INVESTMENTS BELOW INVESTMENT GRADE. Investments in obligations rated below the four highest ratings of S&P and Moody's (commonly called "junk bonds") have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater be-cause lower-rated securities are generally unsecured and are often subordi-nated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increas-ing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund's Shares, may be particularly volatile. Additional risks associated with lower-rated fixed-in-come securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and eco-nomic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities,
(e) the impact that legislation may have on the high yield bond market (and, in turn, on a Fund's net asset value and investment practices), (f) the opera-tion of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby a Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the cred-itworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may ex-perience financial stress which would adversely affect their ability to serv-ice their principal and interest payment obligations, to meet projected busi-ness goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by a Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analy-sis, may also decrease the values and liquidity of lower-rated securities, es-pecially in a thinly traded market. Finally, a Fund's trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

 Debt obligations rated "BB", "B" or "CCC" by S&P are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CCC" the highest degree of speculation.
While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "CC" is typically applied to debt subordinated to se-nior debt that is assigned an actual or implied "CCC" debt rating. The rating "C" is applied to debt subordinated to a senior debt which is assigned an ac-tual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are con-tinued. The rating "CI" is reserved for income bonds on which no interest is being paid. Debt obligations rated "D" are in default, and payments of inter-est and/or repayment of principal are in arrears. The ratings from "AA" through "CCC" are sometimes modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's has a similar classification scheme for non-investment grade debt obligations. Debt obligations rated "Ba", "B", "Caa", "Ca" and "C" provide questionable protec-tion of interest and principal. The rat-ing "Ba" indicates that a debt obligation has some speculative characteristics. The rating "B" indicates a general lack of characteristics of desirable invest-ment. Debt obligations rated "Caa" are of poor quality, while debt obligations rated "Ca" are considered highly speculative. "C" represents the lowest rated class of debt obligations. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" reflects a mid-range ranking; and the modifier "3" indicates that the security ranks at the lower end of its generic rating cate-gory. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

 REPURCHASE AGREEMENTS. Each of the Funds may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines es-tablished by the Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller de-faults and the collateral value declines, the Fund might incur a loss. If bank-ruptcy proceedings are commenced with respect to the seller, the Fund's reali-zation upon the disposition of collateral may be delayed or limited. Invest-ments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and other Unregistered Securities" below.

 REVERSE REPURCHASE AGREEMENTS. Each of the Funds may borrow funds, in an amount up to one-third of the value of its total assets, for temporary or emer-gency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each of the Funds may also agree to sell portfolio secu-rities to financial institutions such as banks and broker-dealers and to repur-chase them at a mutually agreed date and price (a "reverse repurchase agree-ment"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repur-chase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

 INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each of the Funds may invest in securities issued by other in-vestment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds" which have portfolios consisting primarily of securi-ties of issuers located in one foreign country. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own opera-tions, as a shareholder of another investment company, such Fund would bear its pro rata portion of the other investment company's advisory fees and other ex-penses. As such, the corresponding Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be du-plicated. Securities of other investment companies may be acquired by the Funds to the extent permitted under the 1940 Act, that is, a Fund may invest a maxi-mum of up to 10% of its total assets in securities of other investment compa-nies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by such Fund. In addition, not more than 5% of the total assets of a Fund may be invested in the securities of any one investment company. The foregoing restrictions do not apply to the Bond Index Fund, which invests all its investable assets in the Bond Index Portfolio.

 FOREIGN INVESTMENTS. In accordance with their respective investment objec-tives and policies, the Equity, Balanced and Equity Growth Funds may invest, and the International Equity Fund will invest, in common stocks of foreign corporations, and each of such Funds and the Income and Total Return Bond Funds may invest in convertible securities of foreign corporations as well as fixed income securities of foreign government and corporate issuers. Other than the International Equity Fund, which will invest under normal market and economic conditions at least 75% of its total assets in foreign securities, none of the Funds expects to invest more than 30% (25% in the case of the In-come and Total Return Bond Funds) of their respective total assets at the time of purchase in securities of foreign issuers.

 All investments, domestic or foreign, involve certain risks. Investment in securities of foreign issuers, and in obligations of foreign branches or sub-sidiaries of domestic or foreign banks, may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Over-all, there may be limited publicly available information with respect to for-eign issuers, and there may be less supervision of foreign stock exchanges and market participants such as brokers and issuers. Moreover, available informa-tion may not be as reliable as information regarding U.S. companies, because foreign issuers often are not subject to uniform accounting, auditing and fi-nancial standards and requirements comparable to those applicable to U.S. com-panies.

 Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by cred-its or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See "Tax Matters" below.

 Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social condi-tions, diplomatic relations, confiscatory taxation, expropriation, national-ization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of Fund securities and could favorably or unfavorably affect a Fund's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of infla-tion, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws re-stricting the amounts and types of foreign investments.

 While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity.

 The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and ad-ditional costs arising from delays in settlements of transactions involving foreign securities.

 The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts

("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they rep-resent. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of the underlying foreign securities. Certain such in-stitutions issue ADRs which may not be sponsored by the issuer of the under-lying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide un-der its contractual arrangements with the issuer of the underlying foreign se-curities. EDRs are receipts issued by a European financial institution evidenc-ing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

 Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

 FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with their respective investment objectives and policies, the Equity, Income, Total Return Bond, Bal-anced and Equity Growth Funds may buy and sell, and the International Equity Fund will buy and sell, securities (and receive interest and dividends pro-ceeds) in currencies other than the U.S. dollar. Therefore, these Funds may en-ter from time to time into foreign currency exchange transactions. The Funds will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

 A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency ex-change contract generally has no deposit requirement, and is traded at a net price without commission. The Funds will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

 The Funds may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securi-ties transactions. The Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign curren-cy. A Fund will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if its investment manager expects the foreign currency purchased to appreciate against the U.S. dollar.

 Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securi-ties involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market move-ments in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market move-ments is extremely difficult, and the successful execution of a hedging strat-egy is highly uncertain.

 FUTURES CONTRACTS AND OPTIONS. Each Fund may purchase put and call options on securities, indices of securities and futures contracts. The Funds may also purchase and sell futures contracts. Futures contracts on securities and secu-rities indices will be used primarily to accommodate cash flows or in antici-pation of taking a market position when, in the opinion of the investment man-agers, available cash balances do not permit economically efficient purchases of securities. Moreover, a Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Bond Index Fund will not invest in futures or options as part of a defensive strategy to protect against potential stock market declines. The Funds other than the Bond Index Fund may use futures contracts and options for both hedging and risk manage-ment purposes, although not for speculation. See "Futures Contracts and Op-tions on Futures Contracts" in the Statement of Additional Information.

 The Funds may (a) purchase exchange-traded and over the counter (OTC) put and call options on securities and indexes of securities, (b) purchase and sell futures contracts on securities and indexes of securities and (c) purchase put and call options on futures contracts on securities and indexes of securities. In addition, the Funds may sell (write) exchange-traded and OTC put and call options on securities and indexes of securities and on futures contracts on securities and indexes of securities. The staff of the SEC has taken the posi-tion that OTC options are illiquid and, therefore, together with other illiq-uid securities held by a Fund, cannot exceed 15% of such Fund's net assets. The Funds intend to comply with this limitation.

 The Funds (other than the Bond Index Fund) may use options and futures con-tracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures con-tracts and buying puts, tend to hedge a Fund's investments against price fluc-tuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strat-egy in a manner deemed appropriate by the Fund's investment managers and con-sistent with its objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

 The use of options and futures is a highly specialized activity which in-volves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these techniques by a Fund may reduce certain risks associated with owning its portfolio securi-ties, these investments entail certain other risks. If a Fund's investment managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower such Fund's return. Certain strategies limit a Fund's potential to realize gains as well as limit its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. For more information on these investment techniques, see the Statement of Addi-tional Information.

 Each of the Funds may purchase and sell put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures con-tracts, only if such options are written by other persons and if (i) the aggre-gate premiums paid on all such options which are held at any time do not exceed 20% of such Fund's total net assets, and (ii) the aggregate margin deposits re-quired on all such futures and premium on options thereon held at any time do not exceed 5% of such Fund's total assets. The Funds may also be subject to certain limitations pursuant to the regulations of the Commodity Futures Trad-ing Commission. None of the Funds has any current intention of purchasing futures contracts or investing in put and call options on securities, indexes of securities, or futures contracts if more than 5% of its net assets would be at risk from such transactions.

 ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securi-ties Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or re-ceives upon resale may be lower than the price paid or received for similar se-curities with a more liquid market. Accordingly the valuation of these securi-ties will reflect any limitations on their liquidity.

 Acquisitions of illiquid investments by the Funds are subject to the following non-fundamental policies. Each Fund may not invest in additional illiquid secu-rities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. Each of the Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the investment managers and approved by the Trustees. The Trustees of the Trust will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trad-ing in Rule 144A securities were to decline, these securities could become il-liquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these secu-rities when the investment manager wishes to do so, or might have to sell them at less than fair value.

 SHORT-TERM INSTRUMENTS. Each Fund may invest in short-term income securities in accordance with its investment objective and policies as described above. The Funds may also make money market investments pending other investments or settlement, or to maintain liquidity to meet shareholder redemptions. Although the Bond Index Fund normally seeks to remain substantially fully invested in securities selected to match the Aggregate Bond Index consistent with seeking a correlation of 0.95 or better between the Fund's performance and that of the Aggregate Bond Index, the Bond Index Fund may invest temporarily up to 20% of its assets in certain short-term fixed income securities. In adverse market conditions and for temporary defensive purposes only, each of the Funds other than the Bond Index Fund may temporarily invest their respective assets without limitation in short-term investments; the Bond Index Fund, on the other hand, will not invest in short-term instruments as part of a defensive strategy to protect against potential market declines. Short-term investments include: ob-ligations of the U.S. Government and its agencies or instrumentalities; commer-cial paper and other debt securities; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; shares of other investment companies that primarily invest in any of the above-referenced securi-ties; and, in the case of the International Equity Fund, cash and bank instru-ments denominated in foreign currencies. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Funds may invest consist of high qual-ity, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations. The Funds may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is con-ducted primarily by institutional investors through investment dealers, and in-dividual investor participation in the commercial paper market is very limited.

 Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by do-mestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Gov-ernment. The Funds will not invest, respectively, more than 15% of the value of their net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' ac-ceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon ma-turity. The other short-term obligations in which the Funds may invest include uninsured, direct obligations which have either fixed, floating or variable in-terest rates.

 The Funds will limit their short-term investments to those U.S. dollar-denomi-nated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of "high quality" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of compa-rable quality by the investment managers under the supervision of the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many cir-cumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

 SECURITIES LENDING. The Funds may seek to increase their income by lending se-curities to banks, brokers or dealers and other recognized institutional in-vestors. Such loans may not exceed 30% of the value of a Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collateral will be maintained at all times in an amount equal to at least 100% of the current mar-ket value of the loaned securities. A Fund can increase its income through the investment of any such collateral consisting of cash. Such Fund continues to be entitled to payments in amounts equal to the interest or dividends payable on the loaned security, and in addition, if the collateral received is other than cash, receives a fee based on the amount of the loan. Such loans will be termi-nable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

For example, the loaned securities may not be available to the Fund on a timely basis, and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 SHORT SALES "AGAINST THE BOX". In a short sale, a Fund sells a borrowed secu-rity and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box". A Fund may make a short sale as a hedge, when it believes that the value of a security owned by it (or a security convert-ible or exchangeable for such security) may decline, or when a Fund wants to sell the security at an attractive current price but wishes to defer recogni-tion of gain or loss for tax purposes. Not more than 40% of a Fund's total as-sets would be involved in short sales "against the box".

 CERTAIN OTHER OBLIGATIONS. Consistent with their respective investment objec-tives, policies and restrictions, the Funds may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instruments that may be created in the future, upon the Trust supplemen-ting this Prospectus, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with the Fund's invest-ment objective, policies and restrictions.

 DERIVATIVE CONTRACTS AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that in-corporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

 Derivatives contracts and securities can be used to reduce or increase the volatility of a Fund's total performance. While the response of certain deriv-ative contracts and securities to market changes may differ from traditional investments such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Funds will only use de-rivative contracts for the purposes disclosed in the applicable sections above. To the extent that a Fund invests in securities that could be charac-terized as derivatives, such as mortgage pass-throughs and collateralized mortgage obligations, it will only do so in a manner consistent with its in-vestment objective, policies and limitations.

 PORTFOLIO TURNOVER RATE. Although the Funds generally seek to invest for the long term, and the Bond Index Fund is managed to reflect the composition of the Aggregate Bond Index, each Fund may sell securities irrespective of how long such securities have been held. Ordinarily, securities will be sold from the Bond Index Fund only to reflect certain administrative changes in the Ag-gregate Bond Index (including mergers or changes in its composition) or to ac-commodate cash flows into and out of the Fund while maintaining the similarity of its portfolio to the Aggregate Bond Index. Each Fund may sell a portfolio investment immediately after its acquisition if the investment managers be-lieve that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of rea-sons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

 A high rate of portfolio turnover may involve correspondingly greater broker-age commission expenses and other transaction costs, which must be borne di-rectly by the Fund and ultimately by the shareholders of the respective Funds. High portfolio turnover may result in the realization of substantial net capi-tal gains. To the extent net short-term capital gains are realized, any dis-tributions resulting from such gains are consid-ered ordinary income for Federal income tax purposes. See "Tax Matters" below.

                                     * * *

 As diversified investment companies, 75% of the assets of each Fund are rep-resented by cash and cash items (including receivables), government securi-ties, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limita-tions: (a) the Fund may not invest more than 5% of its total assets in the se-curities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry, unless, for the Bond Index Fund, the securities in a single industry were to comprise 25% or more of the Aggregate Bond Index, in which case the Bond Index Fund will invest 25% or more of its assets in that industry. These are fundamental investment policies of each Fund which may not be changed without investor approval. For purposes of these policies and limitations, each Fund considers certificates of deposit and demand and time deposits is-sued by a U.S. branch of a domestic bank or savings association having capi-tal, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

 The Statement of Additional Information includes further discussion of in-vestment strategies and techniques, and a listing of other fundamental invest-ment restrictions and non-fundamental investment policies which govern the in-vestment policies of each Fund. Fundamental investment restrictions may not be changed, in the case of each Fund, without the approval of that Fund's share-holders. If a percentage restriction (other than a restriction as to borrow-ing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not con-sidered a violation of the policy. Shareholders of the Bond Index Fund should be aware that fundamental investment restrictions of the Bond Index Portfolio may not be changed without the approval of the investors (including the Bond Index Fund) in that Portfolio.

 The investment objective of each Fund may be changed without the approval of that Fund's shareholders, but not without written notice thereof to that Fund's shareholders thirty days prior to implementing the change. If there were a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-cur-rent financial position and needs. There can, of course, be no assurance that the investment objective of a Fund will be achieved. See "Investment Objec-tives, Policies and Restrictions" in the Statement of Additional Information for a description of the fundamental investment policies and restrictions of each Fund that cannot be changed without approval by the holders of a "major-ity of the outstanding voting securities" (as defined in the Investment Com-pany Act of 1940, as amended (the "1940 Act")) of that Fund. Except as stated otherwise, all investment objectives, policies, strategies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

 SPECIAL INFORMATION CONCERNING HUB AND SPOKE STRUCTURE APPLICABLE TO THE BOND
                                  INDEX FUND

 Unlike the Equity, Income, Total Return Bond, Balanced, Equity Growth and In-ternational Equity Funds, which directly acquire and manage their own portfo-lios of securities, the Bond Index Fund seeks to achieve its investment objec-tive by investing all of its investable assets in the Bond Index Portfolio, a separate series of Federated Portfolios. Consequently, the investment experi-ence of the Bond Index Fund will correspond directly with the investment expe-rience of the Bond Index Portfolio. The Bond Index Fund in-vests in the Bond Index Portfolio through Signature Financial Group Inc.'s two-tier master/feeder structure known as the Hub and Spoke(R) financial serv-ices method. Hub and Spoke(R) is a registered service mark of Signature Finan-cial Group, Inc. and is licensed to Federated Services Company ("FSC"). The Bond Index Fund has the same investment objective and policies as the Bond In-dex Portfolio. In addition to selling a beneficial interest to the Bond Index Fund, the Bond Index Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Bond Index Portfolio on the same terms and conditions and will pay a proportionate share of the Bond Index Portfolio's expenses. However, the other investors investing in the Bond Index Portfolio are not required to issue their shares at the same public offering price as the Bond Index Fund due to variations in sales com-missions and other operating expenses. Investors in the Bond Index Fund should be aware that these differences may result in differences in returns experi-enced by investors in the different funds that invest in the Bond Index Port-folio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Bond In-dex Portfolio (e.g., other Spoke(R) or feeder funds) is available from FSC at
(800) 245-5040.

 As with the Funds, the investment objective of the Bond Index Portfolio may be changed without the approval of the investors in the Bond Index Portfolio, but not without written notice thereof to the Bond Index Portfolio's investors (and notice by the Trust to the shareholders of the Bond Index Fund) thirty days prior to implementing the change. There can, of course, be no assurance that the investment objective of the Bond Index Fund or the Bond Index Portfo-lio will be achieved. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information for a description of the fundamen-tal investment policies and restrictions of the Bond Index Portfolio that can-not be changed without approval by the holders of a "majority of the outstand-ing voting securities" (as defined in the 1940 Act) of the Bond Index Portfo-lio. Except as stated otherwise, the investment objective, policies, strate-gies and restrictions described herein and in the Statement of Additional In-formation are non-fundamental.

 Smaller funds investing in the Bond Index Portfolio may be materially af-fected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experi-ence higher pro rata operating expenses, thereby producing lower returns. Ad-ditionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Bond Index Portfolio, the Bond Index Fund will vote its shares without a meeting of its shareholders if the proposal is one which, if made with respect to the Bond Index Fund, would not require the vote of the Fund's shareholders, as long as such action is permissible under applicable statutory and regulatory requirements. Conversely, except as per-mitted by the SEC, whenever the Bond Index Fund is requested to vote as an in-vestor in the Bond Index Portfolio on matters pertaining to the Bond Index Portfolio which require shareholder approval under the 1940 Act, the Trust will hold a meeting of shareholders of the Bond Index Fund and will cast all of its votes as an investor in the Bond Index Portfolio in the same proportion as directed by the votes of the Fund's shareholders. Bond Index Fund share-holders who do not vote will not affect the votes cast by the Fund at the meeting of the Bond Index Portfolio's shareholders. The percentage of the Trust's votes representing Bond Index Fund shareholders not voting will be voted by the Bond Index Fund in the same proportion as Bond Index Fund share-holders who do, in fact, vote. Certain changes in the Bond Index Portfolio's investment objective, policies or restrictions may require the Trust to with-draw the Bond Index Fund's investment in the Bond Index Portfolio. Any such withdrawal could re-sult in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Bond Index Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Bond Index Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

 The Trust may withdraw the investment of the Bond Index Fund from the Bond In-dex Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Bond Index Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all of the investable assets of the Bond Index Fund in another pooled investment entity having the same investment objective and policies as the Bond Index Fund or retaining an investment adviser to man-age the Fund's assets in accordance with the investment policies described above.

 For descriptions of the investment objective, policies and restrictions of the Bond Index Portfolio, see "Investment Objectives and Policies" herein and the Statement of Additional Information. For descriptions of the management of the Bond Index Portfolio, see "Management of the Trust" herein and in the Statement of Additional Information. For descriptions of the expenses of the Bond Index Portfolio, see "Management of the Trust" and "Expenses" below.

                               PRICING OF SHARES

 The net asset value of each Fund is determined and the shares of each Fund (the "Shares") are priced for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time). Net asset value and pricing for each Fund are determined on each day both the NYSE is open for trading and the Funds are open for business ("Business Day"). Currently, the days on which the Funds are closed (other than weekends) are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanks-giving Day and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares.

 Assets in the Funds which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Funds other than the Bond Index Fund which are traded only on over-the-counter mar-kets are valued on the basis of closing over-the-counter bid prices, and secu-rities in such Funds for which there were no transactions are valued at the av-erage of the most recent bid and asked prices. Securities in the Bond Index Fund which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

 Securities of the Funds which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guidance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent un-usual circumstances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quo-tations are available, or at fair value as determined in accordance with poli-cies established by the Board of Trustees of the Trust. For valuation purpos-es, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion.
Some of the securities acquired by the Funds may be traded on foreign ex-changes or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares. The ad-ministrators have undertaken to price the securities held by the Funds, and may use one or more independent pricing services in connection with this serv-ice. The methods used by the pricing services and the valuations so estab-lished will be reviewed by each Fund's investment managers and the administra-tors under the general supervision of the Board of Trustees of the Trust.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

PURCHASE OF SHARES

 Shares of each Fund may be purchased without a sales charge on any Business Day at the net asset value next determined after an order is transmitted to the Trust's transfer agent, Chase Global Funds Services Company ("CGFSC"), and accepted by the distributor, Edgewood Services, Inc. (the "Distributor"). There is no minimum amount for initial or subsequent investments. Purchase or-ders for Shares received prior to the close of regular trading on the NYSE on any day that a Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced as of the time the net asset value per share is next determined. The Distributor has established procedures for purchasing Shares in order to accommodate different types of investors (see "Purchase Procedures" below).

 Shares of each Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares.

PURCHASE PROCEDURES

 Shares may be purchased directly only by institutional investors ("Institu-tional Investors"). An Institutional Investor (a "Shareholder Organization") may elect to hold of record Shares for its customers ("Customers") and to rec-ord beneficial ownership of Shares on the account statements provided to its Customers. In that case, it is each Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to CGFSC in accordance with the procedures agreed to by the Shareholder Organization and the Distrib-utor. Confirmations of all such purchases and redemptions by Shareholder Orga-nizations for the benefit of their Customers will be sent by CGFSC to the par-ticular Shareholder Organization. In the alternative, a Shareholder Organiza-tion may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Cus-tomers' purchase and redemption orders with the Funds, CGFSC will send confir-mations of such transactions and periodic account statements directly to the Customers. Certificates will not be issued for Shares.

 Customers may agree with a particular Shareholder Organization to make a min-imum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services pro-vided. Customers should contact their Shareholder Organization directly for further information.

 The Trust enters into shareholder servicing agreements with Shareholder Orga-nizations which agree to provide their Customers various shareholder adminis-trative services with respect to their Shares (hereinafter referred to as "Service Organizations"). Shares in the Funds bear the expense of fees payable to Service Organizations for such services. See "Management of the Trust-- Service Organizations."

Purchases by Wire

 Institutional Investors may purchase Shares by wiring federal funds to CGFSC. Prior to making an initial investment by wire, an investor must telephone CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for in-structions, including a Wire Control Number. Federal funds and registration instructions should be wired through the Federal Reserve System to:

  The Chase Manhattan Bank, N.A.
  ABA #021000021
  Excelsior Institutional Trust
  Credit DDA #910-2-733046
  [Account Registration]
  [Account Number]
  [Wire Control Number] *See Above*

 Shares purchased by federal funds wire will be effected at the net asset value per Share next determined after acceptance of the order provided that the federal funds wire has been received by the Fund's bank on that Business Day. Purchase orders received and accepted after 4:00 p.m. Eastern time will be effected at the net asset value next determined even if a Fund received federal funds on that day.

 Investors making initial investments by wire must promptly complete the ap-plication accompanying this Prospectus and forward it to CGFSC. No account ap-plication is required for subsequent purchases. Completed applications should be directed to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

 The application may also be sent via facsimile. Please contact CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for complete instruc-tions. Redemptions by investors will not be processed until the completed ap-plication for purchase of Shares has been received and accepted by CGFSC. In-vestors making subsequent investments by wire should follow the above instruc-tions.

Purchases by Telephone

 For Institutional Investors who have previously selected the telephone pur-chase option, a purchase order may be placed by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by telephone will be effected at the net asset value per Share next determined after ac-ceptance of the order.

  By establishing the telephone purchase option, the Institutional Investor authorizes CGFSC and the Distributor to act upon telephone instructions be-lieved to be genuine. THE TRUST, CGFSC AND THE DISTRIBUTOR WILL NOT BE HELD LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON SUCH INSTRUC-TION. ACCORDINGLY, INSTITUTIONAL INVESTORS BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONIC IN-STRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDEN-TIFICATION.

 This option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Shareholder Organizations may charge their Customers fees. Customers should contact their Shareholder Organizations directly for further information.

Exchange Privilege

 Shares of a Fund may be exchanged without payment of any exchange fee for Shares of another Fund described herein, for shares of the same series ("In-stitutional Shares") of other investment portfolios of the Trust offered under other prospectuses and for shares of any investment portfolio of Excelsior Funds at their respective net asset values, provided that such other shares may legally be sold in the state of the investor's residence.

 The Trust currently offers Institutional Shares in two additional portfolios as follows:

  Optimum Growth Fund, a fund seeking superior, risk-adjusted total return through investments in a diversified portfolio of equity securities whose growth prospects, in the opinion of its investment adviser, appear to exceed that of the overall market; and

  Value Equity Fund, a fund seeking long-term capital appreciation through in-vestments in a diversified portfolio of equity securities whose market value, in the opinion of its investment adviser, appears to be undervalued relative to the marketplace.

 Excelsior Funds currently offers one investment portfolio as follows:

  Institutional Money Fund, a money market fund which seeks to provide share-holders with liquidity and as high a level of current income as is consistent with the preservation of capital.

 An exchange of shares is treated for federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an ex-changing shareholder may, therefore, realize a taxable gain or loss in connec-tion with the exchange. Shareholders exchanging shares of a Fund for shares of another Fund should review the disclosure provided herein relating to the ex-changed-for shares carefully prior to making an exchange.

 The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Share-holder Organizations may charge their customers fees. Customers should contact their Shareholder Organizations directly for further information.

Exchanges by Telephone

 For Institutional Investors who have previously selected the telephone ex-change option, an exchange order may be placed by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The exchange by telephone will be effected at the net asset value per share next determined after ac-ceptance of the order for each Fund.

 By establishing the telephone exchange option, the Institutional Investor au-thorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. THE TRUST, EXCELSIOR FUNDS, CGFSC AND THE DISTRIBUTOR ARE NOT RESPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TEL-EPHONE INSTRUCTIONS ARE GENUINE, THE TRUST AND EXCELSIOR FUNDS WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUC-TIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

REDEMPTION OF SHARES

 Institutional Investors may redeem all or any portion of the Shares in their account at the net asset value per Share next determined after proper receipt in good form and acceptance of an order for redemption. Proceeds from redemp-tion orders received and accepted by 4:00 p.m. Eastern time will normally be sent the next Business Day; proceeds are sent in any event within five Busi-ness Days.

 It is necessary for Institutional Investors and other entities to have on file appropriate documentation authorizing redemptions by the institution or entity be-fore a redemption request is considered to be in proper form. In some cases, additional documentation may be requested.

 Investment return and principal value of an investment in each Fund will fluc-tuate, so that the value of Shares redeemed may be more or less than the share-holder's cost. Redemptions of Shares are taxable events on which a shareholder may realize a gain or loss.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with the procedures governing their accounts at their Shareholder Organization. It is the responsi-bility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely ba-sis.

 Customers redeeming Shares through certain Shareholder Organizations or certi-fied financial planners may incur transaction charges in connection with such redemptions. Such Customers should contact their Shareholder Organizations for further information on transaction fees.

 Institutional Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Cus-tomers of Shareholder Organizations for whom individual accounts have been es-tablished with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem Shares.

 If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; such collection process may take up to 15 days. An Institutional Investor who anticipates the need for more immediate access to its investment should purchase Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connec-tion with the use of bank wires, as well as certified checks, cashier's checks and federal funds. If a check is not collected, the purchase will be canceled and CGFSC will charge a fee of $25.00 to the Institutional Investor's account.

Redemption by Wire or Telephone

 Institutional Investors who maintain an account at CGFSC and have so indicated on their application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC, by wire or telephone, to wire the redemp-tion proceeds directly to the investor's predesignated bank account at any com-mercial bank in the United States. Institutional Investors may have their Shares redeemed by wire by instructing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). No charge is imposed by the Trust for wiring re-demption payments to Institutional Investors although Shareholder Organizations may charge Customers for wiring or crediting such redemption payments to their accounts. Information relating to such redemption services and charges, if any, is available to Customers directly from their Shareholder Organizations.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption pro-ceeds, an Institutional Investor must send a written request to the Trust at the address listed below under "Redemption by Mail". Such requests must be signed by the investor, with signatures guaranteed (see "Redemption by Mail" below for details regarding signature guarantees). Further documentation may be requested.

 CGFSC and the Distributor reserve the right to refuse a wire or telephone re-demption. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. THE TRUST, CGFSC AND THE DISTRIBUTOR WILL

NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELE-PHONE INSTRUCTIONS BELIEVED TO BE GENUINE. ACCORDINGLY, SHAREHOLDERS WILL BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITA-TION, RECORDING TELEPHONE INSTRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION.

Redemption by Mail

 Shares may be redeemed by an Institutional Investor by submitting a written request for redemption to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed for each registered owner by its authorized officer exactly as the Shares are registered.

 A redemption request for an amount in excess of $5,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be ac-companied by signature guarantees from any eligible guarantor institution ap-proved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associa-tions, clearing agencies and savings associations. All eligible guarantor in-stitutions must participate in the Securities Transfer Agents Medallion Pro-gram ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and infor-mation on STAMP can be obtained from CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) or at the address given above. CGFSC may require additional supporting documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

 Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755).

Other Redemption Information

 Except as described in "Investor Programs" below, Institutional Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Share-holder Organization to maintain a minimum balance with respect to Shares of a Fund and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of its Shares to the extent necessary to maintain the required minimum balance.

                               INVESTOR PROGRAMS

RETIREMENT PLANS

 Shares are available for purchase by Institutional Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York:

 IRAs (including "rollovers" from existing retirement plans) for individuals and their eligible non-working spouses;

 Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

 Keogh Plans for self-employed individuals.

 Institutional Investors or Customers of Shareholder Organizations investing in Shares pursuant to a retirement plan are not subject to the minimum investment and mandatory redemption provisions described above. Detailed information con-cerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). Customers of Shareholder Organizations may pur-chase Shares pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

                                  TAX MATTERS

 Each year the Trust intends to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided a Fund meets all income, distribution and diversification requirements of the Code, and dis-tributes all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will be required to be paid from that Fund, al-though foreign-source income of a Fund may be subject to foreign withholding taxes. If a Fund fails to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its in-vestment company taxable income and the Fund's distributions would also gener-ally be taxable as ordinary dividend income to shareholders. With respect to the Bond Index Fund, the Bond Index Portfolio in which it invests is also not expected to be required to pay any federal income or excise taxes.

 Shareholders of a Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and net capital gain distributions, if any, they receive from a Fund. Dividends from ordinary income and any distribu-tions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to shareholders will be treated in the same manner for federal in-come tax purposes whether received in cash or reinvested in additional Shares of a Fund.

 In the case of corporate shareholders, distributions (other than capital gain dividends) will qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by a Fund for the year. Generally, a "qualifying dividend" is a dividend that has been received from a domestic corporation. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed for tax purposes to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

 At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that cal-endar year, including the portion thereof taxable as ordinary income, the por-tion taxable as long-term capital gains, the portion (if any) which constitutes a return of capital (which is generally free of tax but results in a basis re-duction), and the amount of dividends (if any) which may qualify for the divi-dends-received deduction for corporations.

 In general, any gain or loss realized upon a taxable disposition of Shares of a Fund by a shareholder that holds such Shares as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of Shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares.
Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

 If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the International Equity Fund may elect to "pass through" to shareholders foreign income taxes paid by that Fund. Under those circumstanc-es, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund, shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.

 The Trust may be required to withhold federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Such withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

 Under current law, neither the Trust, as a Delaware business trust, nor any of the Funds are liable for any income or franchise tax in the State of Dela-ware as long as the Funds continue to qualify as "regulated investment compa-nies" under the Code.

 The foregoing discussion is intended for general information only. An in-vestor should consult with his own tax advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state and local laws.

                            MANAGEMENT OF THE TRUST

 The Board of Trustees of Excelsior Institutional Trust (the "Trust") provides general supervision over the affairs of the Trust. The Trustees decide upon matters of general policy and review the actions of service providers such as the investment managers, the administrators, the Distributor and others.

INVESTMENT MANAGERS

Equity Fund, Income Fund and Total Return Bond Fund

 U.S. Trust is responsible for the management of the assets of the Equity Fund, Income Fund and Total Return Bond Fund, pursuant to an investment advi-sory agreement (the "Advisory Agreement") with the Trust on behalf of such Funds. With respect to these Funds, U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains records relating to such purchases and sales.

 The following persons are primarily responsible for the day-to-day management of the following Funds:

Equity Fund......................................... Leigh H. Weiss, Senior Vice
                                                     President and Senior
                                                     Portfolio Manager, U.S.
                                                     Trust (since 1993);
                                                     Portfolio Manager, Goldman
                                                     Sachs & Co. (from 1981 to
                                                     1993).
Income Fund......................................... Charles E. Rabus, Vice
                                                     President and Senior
                                                     Portfolio Manager, U.S.
                                                     Trust (since 1987).
Total Return Bond Fund.............................. Henry M. Milkewicz, Senior
                                                     Vice President and Senior
                                                     Portfolio Manager, U.S.
                                                     Trust (since 1986).

 For its services under the Advisory Agreement, U.S. Trust is entitled to re-ceive from the Equity Fund, Income Fund and Total Return Bond Fund a fee, ac-crued daily and paid monthly, at an annual rate equal to .65% of each Fund's average daily net assets. U.S. Trust has agreed to waive a portion of its investment advisory fees under the Advisory Agreement which waiver may be terminated at any time. For the fiscal year ended May 31, 1996, U.S. Trust received advisory fees at the effective annual rates of .13%,
 .05% and .08% of the average daily net assets of the Equity, Income and Total Return Bond Funds, respectively. For the same period, U.S. Trust waived advi-sory fees at the effective annual rates of .52%, .60% and .57% of the average daily net assets of the Equity, Income and Total Return Bond Funds, respectively. For the same period, U.S. Trust reimbursed expenses at the ef-fective annual rates of .32%, .21% and .17% of the average daily net assets of the Equity, Income and Total Return Bond Funds, respectively.

 U.S. Trust is a state-chartered bank and trust company which provides trust and banking services to individuals, corporations and institutions, both na-tionally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency services, and personal and corporate banking. U.S. Trust is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On June 30, 1996, U.S. Trust's Asset Management Group had approximately $50.3 billion in assets under management. U.S. Trust, which has its principal offices at 114 West 47th Street, New York, NY 10036, is a subsidiary of U.S. Trust Corporation, a reg-istered bank holding company. U.S. Trust also serves as investment adviser to Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) and Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.), which are registered investment companies consisting of the following funds:
Equity Fund; Income and Growth Fund; Long-Term Supply of Energy Fund; Produc-tivity Enhancers Fund; Environmentally-Related Products and Services Fund; Ag-ing of America Fund; Communication and Entertainment Fund; Business and Indus-trial Restructuring Fund; Global Competitors Fund; Early Life Cycle Fund; In-ternational Fund, Emerging Americas Fund; Pan European Fund; Pacific/Asia Fund; Money Fund; Government Money Fund; Treasury Money Fund; Short-Term Gov-ernment Securities Fund; Intermediate-Term Managed Income Fund; Managed Income Fund; Tax-Exempt Money Fund; Short-Term Tax-Exempt Securities Fund; New York Intermediate-Term Tax-Exempt Fund; Intermediate-Term Tax-Exempt Fund; Long-Term Tax-Exempt Fund; and California Tax-Exempt Income Fund.

BALANCED FUND, EQUITY GROWTH FUND AND INTERNATIONAL EQUITY FUND

 United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") is responsible for the management of the assets of the Balanced Fund, Equity Growth Fund and International Equity Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust on behalf of such Funds. U.S. Trust Pacific has delegated the daily management of the investment port-folios of these Funds to the investment managers named below, acting as sub-advisers (the "Sub-Advisers"):

Balanced Fund...................................... Becker Capital Management,
                                                    Inc. ("Becker")
Equity Growth Fund.................................
                                                    Luther King Capital
                                                    Management ("Luther King")
International Equity Fund..........................
                                                    Harding, Loevner Management,
                                                    L.P. ("Harding Loevner")

 Subject to the general guidance and policies set by the Trustees of the Trust, U.S. Trust Pacific provides general supervision over the investment management functions performed by each of the Sub-Advisers. U.S. Trust Pacific closely monitors the Sub-Advisers' application of these Funds' investment pol-icies and strategies, and regularly evaluates the Sub-Advisers' investment re-sults and trading practices.

 For its services under the Advisory Agreement, U.S. Trust Pacific is entitled to receive from each of the Balanced, Equity Growth and International Equity

Funds fees, accrued daily and paid monthly, at the annual rates equal to the percentages specified below of the Funds' average daily net assets: (a) .65% for the Balanced Fund and the Equity Growth Fund; and (b) 1.00% for the Inter-national Equity Fund. U.S. Trust Pacific, which has its principal offices at 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, is a subsidiary of United States Trust Company of New York. Although the advisory fee paid by the International Equity Fund is higher than advisory fees currently being paid by most investment companies in general, the advisory fee paid by the In-ternational Equity Fund is similar to fees currently being paid by other in-vestment companies which also invest primarily in foreign issuers. U.S. Trust Pacific has agreed to waive a portion of its investment advisory fees with re-spect to each Fund listed above, which waiver may be terminated at any time. For the fiscal year ended May 31, 1996, U.S. Trust Pacific received advisory fees at the effective annual rates of .19%, .10% and .21% of the average daily net assets of the Balanced, Equity Growth and International Equity Funds, re-spectively. For the same period, U.S. Trust Pacific waived advisory fees at the effective annual rates of .46%, .55% and .79% of the average daily net as-sets of the Balanced, Equity Growth and International Equity Funds, respec-tively. For the same period, U.S. Trust reimbursed expenses at the effective annual rates of .11%, .18% and .37% of the average daily net assets of the Balanced, Equity Growth and International Equity Funds, respectively.

 Pursuant to sub-advisory agreements, the Sub-Advisers make the day-to-day in-vestment decisions and portfolio selections for the Balanced, Equity Growth and International Equity Funds, consistent with the general guidelines and policies established by U.S. Trust Pacific and the Board of Trustees of the Trust. For the investment management services they provide to the Funds, the Sub-Advisers are compensated only by U.S. Trust Pacific, and receive no fees directly from the Trust. For their services, the Sub-Advisers are entitled to receive from U.S. Trust Pacific fees at a maximum annual rate equal to the percentages specified below of the Funds' average daily net assets: (a) .425% for the Balanced Fund, (b) .40% for the Equity Growth Fund and (c) .50% for the International Equity Fund. Each Sub-Adviser has agreed to waive a portion of its sub-advisory fees with respect to its respective Fund, which waivers may be terminated at any time. The Sub-Advisers furnish at their own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting securities transactions for the Funds. For the fiscal year ended May 31, 1996, Becker, Luther King and Harding Loevner received sub-advisory fees at the effective annual rates of .24%, .32% and .48% of the average daily net assets of the Balanced, Equity Growth and International Equity Funds, respectively. For the same period, Becker, Luther King and Harding Loevner waived sub-advisory fees at the effective annual rates of .185%, .08% and .02% of the average daily net assets of the Balanced, Equity Growth and International Equity Funds, respectively.

 Becker, the Sub-Adviser for the Balanced Fund, maintains its principal of-fices at 2185 Pacwest Center, Portland, OR 97204. As of June 30, 1996, Becker had approximately $1.4 billion in assets under management. The person primar-ily responsible for the day-to-day management of the Balanced Fund is Donald
L. Wolcott, C.F.A., Vice President and Portfolio Manager of Becker. Mr. Wol-cott joined Becker in 1987 and brings 20 years of experience in investment management to his position.

 Luther King, the Sub-Adviser for the Equity Growth Fund, maintains its prin-cipal offices at 301 Commerce Street, Suite 1600, Fort Worth, TX 76102. As of June 30, 1996, Luther King had approximately $4.7 billion in assets under man-agement. Investment decisions for the Equity Growth Fund are made by committee and no person(s) are primarily responsible for making recommendations to that committee.

 Harding Loevner, the Sub-Adviser for the International Equity Fund, maintains its principal offices at 50 Division Street, Suite 401, Somerville, NJ 08876. As of June 30, 1996, Harding Loevner had approximately

$1 billion in assets under management. All investment management decisions of Harding Loevner are made by an investment group and not by portfolio managers individually.

BOND INDEX FUND

 The Trust seeks to achieve the investment objective of the Bond Index Fund by investing all investable assets of that Fund in the Bond Index Portfolio, which has the same investment objective, policies and limitations as the Bond Index Fund. Federated Research Corp. is responsible for the management of the assets of the Bond Index Portfolio, pursuant to an investment advisory agree-ment (the "Federated Advisory Agreement") with Federated Portfolios on behalf of the Bond Index Portfolio. Federated Research Corp. has delegated daily man-agement of the security holdings of the Bond Index Portfolio to U.S. Trust, acting as sub-adviser.

 Subject to the general guidance and policies set by the Trustees of Federated Portfolios, Federated Research Corp. provides general supervision over the in-vestment management functions performed by U.S. Trust. Federated Research Corp. closely monitors U.S. Trust's application of the Bond Index Portfolio's investment policies and strategies, and regularly evaluates U.S. Trust's in-vestment results and trading practices.

 For its services under the Federated Advisory Agreement, Federated Research Corp. is entitled to receive from the Bond Index Portfolio a fee, accrued daily and paid monthly, at an annual rate equal to .25% of the Bond Index Portfolio's average daily net assets. Federated Research Corp. has agreed to waive all investment advisory fees with respect to the Bond Index Portfolio. This waiver may be terminated at any time, although Federated Investors has agreed to maintain total operating expenses (after fee waivers and expense re-imbursements) of the Bond Index Portfolio at no greater than .20% of average net assets for the twelve month period following January 2, 1996.

 Federated Research Corp., which has its principal offices at Federated In-vestors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, is a Mary-land corporation. Federated Research Corp. is an indirect, wholly-owned sub-sidiary of Federated Investors, a Delaware business trust which, together with its affiliates, had approximately $86 billion in assets under management as of June 30, 1996.

 Pursuant to an investment sub-advisory agreement, U.S. Trust makes the day-to-day investment decisions and portfolio selections for the Bond Index Port-folio, consistent with general guidelines and policies established by Feder-ated Research Corp. and the Board of Trustees of Federated Portfolios. For the investment management services U.S. Trust provides to the Bond Index Portfo-lio, U.S. Trust is compensated only by Federated Research Corp. and receives no fees directly from Federated Portfolios. For its services under the sub-ad-visory agreement, U.S. Trust is entitled to receive from Federated Research Corp. a fee, accrued daily and paid monthly, at an annual rate equal to .12% of the Bond Index Portfolio's average daily net assets. U.S. Trust has agreed to waive all investment advisory fees with respect to the Bond Index Portfo-lio, which waiver may be terminated at any time. U.S. Trust furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Bond Index Portfolio's investments and effecting securities transactions for the Portfolio. For information on U.S. Trust, see "Investment Managers--Equity Fund, Income Fund and Total Return Bond Fund" above.

 Bruce Tavel, Senior Vice President, and Cyril M. Theccanat, Vice President of U.S. Trust, Structured Investment Management Department, are primarily respon-sible for the day-to-day management of the Bond Index Portfolio. Mr. Theccanat has been managing structured investment portfolios at U.S. Trust since January 1990. Prior to this, Mr. Theccanat was a Vice President of Drexel Burnham Lam-bert, responsible for interest rate and foreign exchange risk management. Mr. Tavel designs, develops and implements analytic procedures and services utilizing quantitative and financial information. He has over 18 years of experience in the execution of decision support systems at U.S. Trust and previously at Lehman Asset Management, where he was Director of Institutional Computer Services.

 Prior to December 29, 1995, the Bond Index Fund pursued its investment objec-tive by investing all of its investable assets in the Bond Market Portfolio of St. James Portfolios. U.S. Trust Pacific and U.S. Trust served as investment adviser and sub-adviser, respectively, to the Bond Market Portfolio. For the period from June 1, 1995 through December 29, 1995, U.S. Trust Pacific and U.S. Trust waived all advisory and sub-advisory fees with respect to the Bond Market Portfolio, and U.S. Trust reimbursed expenses at the effective annual rate of .61% of the average daily net assets of the Bond Market Portfolio.

 Prior to September 30, 1996, Federated Management served as investment ad-viser to the Bond Index Portfolio. For the period from December 30, 1995 through May 31, 1996, Federated Management and U.S. Trust waived all advisory and sub-advisory fees with respect to the Bond Index Portfolio.

ADMINISTRATORS

 U.S. Trust, located at 114 West 47th Street, New York, NY 10036, Chase Global Fund Services Company ("CGFSC"), located at 73 Tremont Street, Boston, Massa-chusetts 02108, and Federated Administrative Services ("FAS"), a subsidiary of Federated Investors located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, serve as the Funds' administrators (the "Administrators"). The Administrators supervise the affairs of the Trust, in-cluding, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the various service providers of the Trust; provide equipment and clerical personnel necessary for maintaining the organization of the Trust; prepare and file certain documents required for compliance by the Trust with applicable laws and regulations; and arrange for the maintenance of Fund accounting and record-keeping of the Trust.

 As compensation for providing these services and facilities to the Trust, the Administrators are jointly entitled to an annual fee, computed daily and paid monthly from each of the Funds (other than the International Equity Fund), based on the combined aggregate average daily net assets of the Funds, Excel-sior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (except the interna-tional portfolios of the Trust and Excelsior Funds, Inc.) (collectively the "Fund Complex") as follows:

                  COMBINED AGGREGATE AVERAGE DAILY
                   NET ASSETS OF THE FUND COMPLEX                    ANNUAL FEE
                  --------------------------------                   ----------
first $200 million..................................................    .200%
next $200 million...................................................    .175%
over $400 million...................................................    .150%

 Administration fees payable to the Administrators by each of the above Funds are determined in proportion to their pro rata share of the total average daily net assets of all of the funds in the Fund Complex at the time of deter-mination. The Administrators are jointly entitled to an annual fee from the International Equity Fund, computed daily and paid monthly, at the annual rate of .20% of the average daily net assets of such Fund. From time to time one or more of the Administrators may waive all or a portion of the administration fee payable to them by the Funds, which waiver may be terminated at any time. For the period from December 18, 1995 (January 1, 1996 with respect to the Bond Index Fund) through May 31, 1996, the Administrators received an aggre-gate administration fee at the effective annual rates of .15%, .15%, .15%,
 .15%, .15%, .15% and .20% of the average daily net assets of the Equity, In-come, Total Return Bond, Bond Index, Balanced, Equity Growth and International Equity Funds, respectively. For the same period, U.S. Trust reimbursed ex-penses at the effective annual rate of .41% of the average daily net assets of the Bond Index Fund.

 Prior to December 18, 1995 (January 1, 1996 with respect to the Bond Index
Fund), Signature Financial

Services, Inc. ("SFSI"), the former servicing and fund accounting agent, was entitled to receive fees under the compensation arrangements then in place for administrative services (other than fund accounting services) at an annual rate of up to 0.07% of the average daily net assets of each Fund and fund accounting fees of $12,000 per year per Fund. For the period from June 1, 1995 thought De-cember 18, 1995 (January 1, 1996 with respect to the Bond Index Fund), SFSI re-ceived servicing and fund accounting fees at the effective annual rates of
 .34%, .24%, .24%, .17%, .12%, .15% and .56% of the average daily net assets of the Equity, Income, Total Return Bond, Bond Index, Balanced, Equity Growth and International Equity Funds, respectively.

DISTRIBUTOR

 Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distribu-tor"), Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897, acts as principal underwriter for the Shares. Edgewood Services, Inc., a regis-tered broker-dealer and a wholly-owned subsidiary of Federated Investors, is unaffiliated with U.S. Trust or any of its affiliates. The Distributor and its affiliates act as distributor and serve as administrator to twenty-four bank related mutual fund complexes.

SERVICE ORGANIZATIONS

 The Trust will enter into an agreement ("Servicing Agreement") with each Serv-ice Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a consideration for the administrative services provided to Customers, a Fund will pay the Service Organization an ad-ministrative service fee at an annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services may include assisting in processing purchase, exchange and re-demption requests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic state-ments. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connection with a Customer's investment. Until further notice, the Invest-ment Adviser and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' as-sets. Communications to the custodian should be directed to The Chase Manhattan Bank, N.A., Mutual Funds Service Division, 770 Broadway, New York, NY 10003. Chase Global Funds Services Company ("CGFSC"), 73 Tremont Street, Boston, Mas-sachusetts 02108, serves as the transfer agent for the Funds, providing trans-fer agency, dividend disbursement and registrar services. CGFSC is a subsidiary of Chase.

BOND INDEX PORTFOLIO--SERVICE PROVIDERS

 Federated Services Company ("FSC"), a Pennsylvania corporation whose address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, maintains records of investors in Federated Portfolios though its subsidiary, Federated Administrative Services, Inc. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders. FSC also maintains Federated Portfolio's accounting records. The fee for this service (of which the Bond Index Portfolio bears its pro rata share) is based upon the level of Federated Portfolios' average net assets for the period plus out-of-pocket expenses. FSC is a wholly-owned subsidiary of Federated Investors.

 Federated Securities Corp. is the placement agent for investments in the Bond Index Portfolio. Federated Securities Corp. is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. It is a Penn-sylvania corporation organized on November 14, 1969, and is the principal dis-tributor for a number of investment companies. Federated Securities Corp. receives no fee for its services as placement agent for the Bond Index Portfolio. Feder-ated Securities Corp. is a wholly-owned subsidiary of Federated Investors.

 FSC, through its subsidiary, Federated Administrative Services, Inc., pro-vides administrative personnel and services (including certain legal and fi-nancial reporting services) necessary to operate the Bond Index Portfolio. FSC is entitled to receive a fee from the Bond Index Portfolio accrued daily and paid monthly at a annual rate of up to 0.05% of the average daily net assets of the Bond Index Portfolio, subject to a minimum of $60,000 (unless waived). From time to time FSC may waive all or a portion of the administrative fee, and has agreed to waive a portion of the administrative fee for the twelve month period following January 2, 1996.

 State Street Bank & Trust Company, P.O. Box 8600, Boston, MA 02266-8600, serves as custodian of the Bond Index Portfolio's assets.

EXPENSES

 The expenses of the Trust include the compensation of its Trustees who are not affiliated with the investment managers; governmental fees; interest charges; taxes; fees and expenses of the Administrators, of independent audi-tors, of legal counsel and of any transfer agent, custodian, registrar or div-idend disbursing agent of the Trust; insurance premiums; and expenses of cal-culating the net asset value of, and the net income on, Shares of the Funds.

 Expenses of the Trust also include expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to share-holders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of Shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Com-pany Institute allocable to the Trust.

 The Bond Index Fund invests through the Bond Index Portfolio, which is a se-ries of Federated Portfolios. Expenses of Federated Portfolios (of which the Bond Index Portfolio bears its pro rata share) include the compensation of its Trustees who are not affiliated with the investment managers; governmental fees, interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, registrar or dividend disbursing agent of Federated Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income or interests in the Bond Index Portfolio.

 Expenses of Federated Portfolios also include expenses connected with the ex-ecution, recording and settlement of security transactions; fees and expenses of Federated Portfolios' custodian for all services to the Bond Index Portfo-lio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; and the advisory fees, if any, payable to Federated Research Corp. under the Federated Advisory Agreement.

 Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust from engaging in the business of underwriting securities of open-end in-vestment companies such as the Trust. U.S. Trust and U.S. Trust Pacific be-lieve that the investment advisory services performed by U.S. Trust or U.S. Trust Pacific under the Advisory Agreements with the Trust, the activities performed by U.S. Trust as one of the administrators for the Funds and as sub-adviser for the Bond Index Portfolio, do not constitute underwriting activi-ties and are consistent with the requirements of the Glass-Steagall Act. In addition, U.S.

Trust and U.S. Trust Pacific believe that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other federal or state legal and regulatory precedent. There is presently no con-trolling precedent regarding the performance of a combination of investment advisory, administrative and/or shareholder servicing activities by banks. State laws on this issue may differ from the interpretations of relevant fed-eral law and banks and financial institutions may be required to register as dealers pursuant to state securities law. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from contin-uing to perform all or part of its servicing or investment management activi-ties. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for con-tinuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic invest-ment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

 Certain Relationships and Activities. U.S. Trust, U.S. Trust Pacific and their affiliates may have deposit, loan and other commercial banking relation-ships with the issuers of securities which may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust and U.S. Trust Pacific have informed the Trust that, in making investment deci-sions, they do not obtain or use material inside information in their posses-sion or in the possession of any of their affiliates. In making investment recommendations, U.S. Trust and U.S. Trust Pacific will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of U.S. Trust or U.S. Trust Pacific, their par-ents or their subsidiaries or affiliates. When dealing with its customers, U.S. Trust, U.S. Trust Pacific, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such custom-ers are held by any Fund managed by U.S. Trust, U.S. Trust Pacific or any such affiliate.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

 Dividends equal to all or substantially all of each Fund's net investment in-come will be declared and paid as follows: For the Equity, Balanced and Equity Growth Funds, dividends will be declared and paid at least quarterly; for the Income, Total Return Bond and Bond Index Funds, dividends will be declared daily and paid at least monthly; for the International Equity Fund, dividends will be declared and paid at least once a year.

 Long-term capital gains, if any, for each Fund will be distributed once a year, usually in December, if a Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during a Fund's fiscal year will also be distributed during such year. Each Fund's net income for dividend purposes consists of (i) all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less (ii) amortization of premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one Fund (e.g., legal, administrative, accounting, and Trustees' fees) prorated to each Fund on the basis of its relative net assets. Dividends and distributions will re-duce the net asset value of each of the Funds by the amount of the dividend or distribution.

 Additional distributions will also be made to shareholders to the extent nec-essary to avoid the application of non-deductible federal excise taxes on cer-tain undistributed income and net capital gains of mutual funds.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

 The Trust's Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the propor-tionate beneficial interests in each Fund. The Trust reserves the right to create and issue any number of series; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has nine active series. The active series include: Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Insti-tutional Bond Index Fund, Excelsior Institutional Balanced Fund, Excelsior In-stitutional Equity Growth Fund, Excelsior Institutional International Equity Fund, Excelsior Institutional Value Equity Fund and Excelsior Institutional Optimum Growth Fund.

 Each Share of a Fund represents an interest in that Fund that is proportion-ate with the interest represented by each other Share. Shares have no prefer-ence, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each Share held on matters on which they are entitled to vote. The Trust is not required to and has no current intention to hold annual meet-ings of shareholders, although the Trust will hold special meetings of share-holders when in the judgment of the Board of Trustees of the Trust it is nec-essary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding Shares of the Trust. Share-holders also have the right to remove one or more Trustees of the Trust with-out a meeting by a declaration in writing by a specified number of sharehold-ers. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

 The Trust is a business trust organized under the laws of the State of Dela-ware. Under Delaware law, shareholders of Delaware business trusts are enti-tled to the same limitation on personal liability extended to shareholders of private for profit corporations organized under the general corporation law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an ex-press disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust In-strument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and the Funds, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

 Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

 The Bond Index Fund invests through Bond Index Portfolio, a series of Feder-ated Portfolios, which is a business trust organized under the laws of the Commonwealth of Massachusetts. The interests in Federated Portfolios are divided into separate series or portfolios (each a "Portfolio", collectively, the "Portfolios"). Investors in each Portfolio of Federated Portfolios will vote separately or together in the same manner as shareholders of the Trust's series. Federated Portfolios' Dec-laration of Trust provides that the Bond Index Fund and other entities invest-ing in the Bond Index Portfolio and the other Portfolios of Federated Portfo-lios (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the portfolio in which they invest and the overall obligations of Federated Portfolios. However, the Trustees of the Trust believe that the risk of the Bond Index Fund incurring financial loss on account of such liability is lim-ited to circumstances in which neither the Bond Index Portfolio nor the Feder-ated Portfolios were able to meet their obligations.

 For more information regarding the Trustees of the Trust and Federated Port-folios, see "Management of the Trust" in the Statement of Additional Informa-tion.

                            PERFORMANCE INFORMATION

 From time to time, in advertisements, reports to shareholders, or other com-munications to shareholders or prospective investors, the performance of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Performance information includes the Fund's investment results and/or comparisons of its investment results to various unmanaged indices, or results of other mutual funds or investment or savings vehicles. A Fund's investment results as used in such communications are calculated on a "yield" or "total rate of return" basis in the manner set forth below.

 The Trust provides period and annualized "total rates of return" and non-standardized total return data for each Fund. The "total rate of return" re-fers to the change in the value of an investment in a Fund over a stated pe-riod which reflects any change in net asset value per Share and includes the value of any Shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which as-sumes that the period total rate of return is generated over a one-year peri-od, and that all dividends and capital gains distributions are reinvested.

 The Trust provides annualized "yield" quotations for each Fund. The "yield" of a Fund refers to the income generated by an investment in such Fund over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quotations. Income is then annualized; that is, the amount of income generated by an investment in a Fund over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Funds may also advertise the "effective yields", which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. See "Performance Information" in the Statement of Additional Information. These methods of calculating "yield" and "total rate of return" are determined by regulations of the SEC.

 Since a Fund's yield and total rate of return quotations are based on histor-ical earnings and since such yields and total rates of return fluctuate over time, such quotations should not be considered as an indication or representa-tion of the future performance of any Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, Fund maturity, op-erating expenses, and market conditions. Any fees charged by Shareholder Orga-nizations to Customers that have invested in Shares and any charges to insti-tutional investors for asset management and related services will not be in-cluded in calculations of performance. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

                                 MISCELLANEOUS

 Shareholders of record will receive unaudited semi-annual reports and annual reports audited by the Funds' independent auditors.

 The Funds' Statement of Additional Information bears the same date as this Prospectus and contains more detailed information about the Funds and the Bond Index Portfolio, including information related to (i) investment policies and restrictions of the Funds and the Bond Index Portfolio, (ii) Trustees and of-ficers of the Trust and Federated Portfolios, (iii) portfolio transactions and brokerage commissions, (iv) rights and liabilities of shareholders of the Trust and investors in Federated Portfolios, (v) additional performance infor-mation, including methods used to calculate yield and total return, (vi) de-termination of the net asset value of Shares of the Funds and (vii) the au-dited financial statements of the Funds and the Bond Index Portfolio at May 31, 1996.

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail (regular or overnight) to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

  Please enclose with the Application(s) your check made payable to the "Ex-celsior Institutional Trust" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures".

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:

    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

TAXPAYER IDENTIFICATION NUMBER:

  Institutional Investors and other entities must provide a tax identification or social security number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue Service that they are subject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact your shareholder servicing agent.

                           CHASE GLOBAL FUNDS SERVICES COMPANY CLIENT SERVICES
[LOGO] EXCELSIOR                                         NEW
INSTITUTIONAL TRUST                                      ACCOUNT
                                                         APPLICATION
                           P.O. Box 2798 Boston, MA 02208-2798 (800) 909-1989
  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
    ACCOUNT REGISTRATION
  -----------------------------------------------------------------------------
    [_] Institutional      [_] Trust      [_] Other

    Note: Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument.
    ------------------------------   -----------------------------
    Name(s) (please print)           Social Security # or Taxpayer
    ------------------------------   Identification #
    Name                             (   )
    ------------------------------   -----------------------------
    Address                          Telephone #
    ------------------------------   [_] U.S. Citizen  [_] Other
    City/State/Zip Code              (specify) ___________________

  -----------------------------------------------------------------------------
    FUND SELECTION MAKE CHECKS PAYABLE TO "EXCELSIOR INSTITUTIONAL TRUST."
  -----------------------------------------------------------------------------

     FUND                     INITIAL INVESTMENT           FUND                               INITIAL INVESTMENT
     [_] Equity Fund          $ ___________ 3100 [_] Value Equity Fund (Institutional Shares) $ ___________ 3122
     [_] Equity Growth Fund   $ ___________ 3110 [_] Total Return Bond Fund                   $ ___________ 3103
     [_] Balanced Fund        $ ___________ 3109 [_] Bond Index Fund                          $ ___________ 3107
     [_] International Equity
         Fund                 $ ___________ 3101 [_] Income Fund                              $ ___________ 3102
     [_] Optimum Growth Fund
      (Institutional Shares)  $ ___________ 3123 [_] Other                                    $ ___________
                                                 TOTAL INITIAL INVESTMENT:                    $ ___________

    NOTE: If investing     A. BY MAIL: Enclosed is a check in the
    by wire, you must      amount of $ _____ payable to "Excelsior
    obtain a Bank Wire     Institutional Trust."
    Control Number. To     B. BY WIRE: A bank wire in the amount
    do so, please call     of $___  has been sent to the Fund from
    (800) 909-1989 and        ------------------  ---------------
    ask for the Wire             Name of Bank      Wire Control
    Desk. ((617) 557-                                 Number
    1755 from Overseas)

    CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
    All dividends are to be[_] reinvested[_] paid in cash
    All capital gains are to be[_] reinvested[_] paid in cash

  -----------------------------------------------------------------------------
    ACCOUNT PRIVILEGES
  -----------------------------------------------------------------------------

    TELEPHONE EXCHANGE AND REDEMPTION

    [_] I/We appoint CGFSC as my/our agent to act upon instructions received by telephone in order to effect the telephone exchange and redemption privileges. I/We hereby ratify any instructions given pursuant to this authorization and agree that Excelsior Institutional Trust, Excelsior Funds, CGFSC and their directors, trustees, officers and employees will not be liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine and in accordance with the procedures described in the then current prospectus. To the extent that Excelsior Institutional Trust or Excelsior Funds fail to use reasonable procedures as a basis for their belief, they or their service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

    I/We further acknowledge that it is my/our responsibility to read a copy of the Funds' current Prospectus. [_] I/We do not wish to have the ability to exercise telephone redemption and exchange privileges. I/We further understand that all exchange and redemption requests must be in writing.

    AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED ACCOUNT.
    I/We hereby authorize CGFSC to act upon instructions received by telephone to withdraw from my/our account in the Excelsior Institutional Trust and to wire the amount withdrawn to the following commercial bank account.

    Title on Bank Account*____________________________________

    Name of Bank _____________________________________________

    Bank A.B.A. Number______________________Account Number _____________________

    Bank Address ______________________________________________

    City/State/Zip Code _______________________________________
    (attach voided check here)

    A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names and titles of officers authorized to act on its behalf.

    * TITLE ON BANK AND FUND ACCOUNT MUST BE IDENTICAL.

------------------------------------------------------------------
  AGREEMENTS AND SIGNATURES
------------------------------------------------------------------

  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ON THIS FORM IS/ARE THE CORRECT TAXPAYER IDENTIFICATION NUMBER(S) AND (2) I/WE ARE NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING, OR THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] IF NO TAXPAYER IDENTIFICATION NUMBER ("TIN") OR SSN HAS BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN, AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE THIS NUMBER TO CGFSC WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION, OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN OR TIN, I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE THIS NUMBER ON FORM W-9. YOU MAY REQUEST THE FORM BY CALLING CGFSC AT THE NUMBER LISTED ABOVE).

  I/We represent that I am/we are of legal age and capacity to purchase shares indicated of Excelsior Institutional Trust. I/We have received, read and carefully reviewed a copy of the Trust's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Trust nor the Distributor is a bank and that Fund shares are not deposits or obligations of, or guaranteed or endorsed by United States Trust Company of New York, its parent and affiliate, and the shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO
  ANY PROVISIONS OF THIS FORM OTHER THAN THE CERTIFICATIONS
  REQUIRED TO AVOID BACKUP WITHHOLDING.

  X ___________________________ Date __________________________
  Owner Signature

  X ___________________________ Date __________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above
  (including legal title if signing for a corporation, trust custodial account, etc.).
------------------------------------------------------------------



------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of the Funds.

  ----------------------------- -------------------------------
  Investment Dealer's Name      Source of Business Code

  ----------------------------- -------------------------------
  Main Office Address           Branch Number

  ----------------------------- -------------------------------
  Representative's Number       Representative's Name

  ----------------------------- -------------------------------
  Branch Address                Telephone

  ----------------------------- -------------------------------
  Investment Dealer's           Title
  Authorized Signature

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF EXPENSES......................................................    3
INVESTMENT OBJECTIVES AND POLICIES.......................................    7
 Equity Fund.............................................................    8
 Income Fund and Total Return Bond Fund..................................    9
 Bond Index Fund.........................................................    9
 Balanced Fund...........................................................   14
 Equity Growth Fund......................................................   16
 International Equity Fund...............................................   17
SPECIAL INFORMATION CONCERNING HUB AND SPOKE (R) STRUCTURE APPLICABLE TO
 THE BOND INDEX FUND.....................................................   28
PRICING OF SHARES........................................................   30
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES..............................   31
INVESTOR PROGRAMS........................................................   35
TAX MATTERS..............................................................   36
MANAGEMENT OF THE TRUST..................................................   37
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS................................   44
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.....................   45
PERFORMANCE INFORMATION..................................................   46
MISCELLANEOUS............................................................   47
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION.................................   48

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR IN-STITUTIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                [LOGO]EXCELSIOR
                                      INSTITUTIONAL TRUST



                                  EQUITY FUND
                                  INCOME FUND
                             TOTAL RETURN BOND FUND
                                BOND INDEX FUND
                                 BALANCED FUND
                               EQUITY GROWTH FUND
                           INTERNATIONAL EQUITY FUND


                                   Prospectus
                               September 30, 1996